UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SmartRent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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SmartRent, Inc.

6811 E. Mayo Blvd., 4th Floor

Phoenix, Arizona 85054

Notice of Annual Meeting of Stockholders

To Be Held On May 12, 2026, at 8:00 a.m. Arizona Time

To the Stockholders of SmartRent, Inc.:

On behalf of our board of directors, it is our pleasure to invite you to attend the 2026 annual meeting of stockholders of SmartRent, Inc., a Delaware corporation. The annual meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/SMRT2026, originating from Phoenix, Arizona, on Tuesday, May 12, 2026, at 8:00 a.m. Arizona Time, for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect two Class II directors to serve until our 2029 annual meeting of stockholders.
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
3.
To approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder.
4.
To conduct any other business properly brought before the annual meeting.

You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the annual meeting by visiting www.virtualshareholdermeeting.com/SMRT2026 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or in the instructions that accompanied your proxy materials. We expect to mail the Notice on or about April 1, 2026. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. You will be asked to enter the 16-digit control number located in your Notice, on your proxy card or in the instructions that accompanied your proxy materials.

The record date for the annual meeting is March 18, 2026. Only stockholders of record of our Class A common stock at the close of business on that date may vote at the annual meeting or any adjournment thereof. Further information regarding voting rights and the matters to be voted upon are presented in the accompanying proxy statement.

A list of stockholders entitled to vote will be available for 10 days prior to the annual meeting at our headquarters, 6811 E. Mayo Blvd., 4th Floor, Phoenix, Arizona 85054. If you would like to view the stockholder list, please contact our Investor Relations Department via email at investors@smartrent.com to schedule an appointment. In addition, a list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.virtualshareholdermeeting.com/SMRT2026.

By Order of the Board of Directors

/s/ Frank Martell
Frank Martell
Chief Executive Officer and Director

Phoenix, Arizona
April 1, 2026

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting, we urge you to vote and submit your proxy by following the voting procedures described in the proxy card. Even if you have voted by proxy, you may still vote during the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote during the annual meeting, you must follow the instructions from your broker, bank, or other agent.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING, AND THE ANNUAL MEETING	1
NON-EMPLOYEE DIRECTOR COMPENSATION	28
EXECUTIVE OFFICERS	31
EXECUTIVE COMPENSATION	32
STOCK OWNERSHIP INFORMATION OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	57
DELINQUENT SECTION 16(A) REPORTS	59
RELATED PARTY TRANSACTIONS	59
MATTERS TO COME BEFORE THE ANNUAL MEETING	61
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS	61
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62
PROPOSAL 3: APPROVAL OF THE SMARTRENT, INC. 2021 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED, INCLUDING AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER	64
REPORT OF THE AUDIT COMMITTEE	84
OTHER MATTERS	85
APPENDIX A	86
APPENDIX B	1

SMARTRENT, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

To Be Held On May 12, 2026, at 8:00 a.m. Arizona Time

In this proxy statement (this “Proxy Statement”), “SmartRent,” “we,” “us,” “our,” or the “Company,” as applicable, refers to SmartRent, Inc., a Delaware corporation, and, where appropriate, its subsidiaries. SmartRent’s 2026 annual meeting of stockholders (the “Annual Meeting”), will be held virtually, via live webcast, at www.virtualshareholdermeeting.com/SMRT2026, originating from Phoenix, Arizona, on Tuesday, May 12, 2026 at 8:00 a.m. Arizona Time. You are invited to attend the Annual Meeting if you are a stockholder as of the close of business on March 18, 2026, the record date for the Annual Meeting (the “Record Date”) or hold a valid proxy for the Annual Meeting. If you are a holder of our Class A common stock (our “Class A Common Stock”) as of the Record Date, we request that you vote on the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING, AND THE ANNUAL MEETING

The information provided below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully before casting your vote. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website addressed in this Proxy Statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement, along with the accompanying notice, summarizes the purposes of the Annual Meeting and the information you need to know to vote on the proposals described in this Proxy Statement.

What is a proxy?

A proxy means that you authorize persons selected by us to vote your shares at our Annual Meeting in the way that you instruct. All shares represented by valid proxies that are received and not revoked before our Annual Meeting will be voted at our Annual Meeting in accordance with the stockholders’ specific voting instructions.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

We have elected to provide access to our proxy materials over the Internet. Accordingly, we will send you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We expect to mail the Notice on or about April 1, 2026, to all stockholders of record entitled to vote at the meeting.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●
view our proxy materials for the Annual Meeting on the Internet; and

●
instruct us to send you future proxy materials by email.

Our proxy materials are also available on the Internet at www.proxyvote.com and on our investor relations website at investors.smartrent.com (information at or connected to our website is not and should not be considered part of this Proxy Statement). Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will lessen the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for directors and other matters to be voted on at our Annual Meeting. It also explains the voting process and requirements; describes the compensation of our named executive officers; describes the compensation of our directors; and provides certain other information that the Securities and Exchange Commission (“SEC”) rules require.

What should I do with these materials?

Please carefully read and consider the information contained in this Proxy Statement and then vote your shares as soon as possible to ensure that your shares will be represented at our Annual Meeting. You may vote your shares prior to our Annual Meeting even if you plan to attend our Annual Meeting.

How do I attend and participate in the Annual Meeting online?

We will be hosting the meeting via live webcast only. Any stockholder can attend the meeting live online at www.virtualshareholdermeeting.com/SMRT2026. The webcast will start at 8:00 a.m. Arizona Time. Stockholders may vote and submit questions while attending the meeting online. We encourage you to access the meeting prior to the start time. The webcast will open 15 minutes before the start of the meeting. In order to enter the meeting, you will need the control number. The control number will be included in the Notice, on your proxy card if you are a stockholder of record of shares of Class A Common Stock, or with your voting instructions received from your broker, bank, or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/SMRT2026. The webcast will be recorded and available for replay for at least 30 days following the Annual Meeting on our investor relations website at investors.smartrent.com.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 192,257,944 shares of our Class A Common Stock outstanding and entitled to vote. A list of stockholders entitled to vote will be available for 10 days prior to the Annual Meeting at our headquarters, 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054.

If you would like to view the stockholder list, please contact our Investor Relations Department via email at investors@smartrent.com to schedule an appointment. In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/SMRT2026.

What matters am I voting on?

There are three matters scheduled for a vote. The following table sets forth a description of each of the proposals you are being asked to vote on, how you may vote on each proposal, and how our Board recommends that you vote on each proposal.

Proposal	Description	How May I Vote?	How Does our Board Recommend That I Vote?
Proposal 1	Elect two Class II directors, Alison Dean and Frank Martell to hold office until the 2029 annual meeting of stockholders.	You may either vote FOR each nominee to serve as a Class II director or WITHHOLD with respect to each nominee.	Our Board recommends a vote FOR each of the Class II director nominees.
Proposal 2	Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Proposal 3	Approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder.	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase to the number of shares reserved for issuance thereunder.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters not described in the Proxy Statement are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Class A Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or vote by proxy through the Internet, over the telephone, or by completing and returning your proxy card by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend and vote during the Annual Meeting. In such case your previously submitted proxy will be disregarded.

●
To vote online during the Annual Meeting, follow the provided instructions to join the meeting at www.virtualshareholdermeeting.com/SMRT2026.
●
To vote online before the Annual Meeting, go to www.proxyvote.com.

●
To vote by toll-free telephone, call 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call).
●
To vote by mail, simply complete, sign and date the proxy card or voting instruction card and return it promptly in the envelope provided.

If we receive your vote by internet or phone or your signed proxy card prior to 11:59 p.m. Arizona Time the day before the Annual Meeting, we will vote your shares as you direct.

To vote, you will need the control number. The control number will be included in the notice, on your proxy card if you are a stockholder of record of shares of Class A Common Stock, or with your voting instructions received from your broker, bank, or other agent if you hold your shares of Class A Common Stock in “street name.”

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the Record Date, your shares of Class A Common Stock are held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

If you are a beneficial owner, you should have received a Notice containing voting instructions from your brokerage firm, bank, dealer, or other similar organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Annual Meeting, you must follow the instructions from your broker, bank, or other agent.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

Can I change my vote?

Yes. Subject to the voting deadlines above, if you are a stockholder of record, you may change your vote or revoke your proxy at any time before the close of voting using one of the following methods:

●
You may submit another properly completed proxy card with a later date.
●
You may grant a subsequent proxy by telephone or through the Internet.
●
You may send a written notice that you are revoking your proxy to our Corporate Secretary at 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054.
●
You may attend and vote online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by such party.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote during the Annual Meeting, or through the Internet, by telephone or by completing your proxy card before the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked “ABSTAIN.” Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.

Proposal 1, the election of our Class II directors, is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 1 without your instructions. Proposal 2, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is a routine matter, so your broker or nominee may vote your shares on Proposal 2 even in the absence of your instruction. Proposal 3, the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder, is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 3 without your instructions. Please instruct your bank, broker, or other agent to ensure that your vote will be counted.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote but do not make specific choices, your shares will be voted FOR the election of each of the nominees for Class II director, FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm and FOR the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How many votes do I have?

Each holder of Class A Common Stock will have the right to one vote per share of Class A Common Stock.

How many votes are needed to approve each proposal?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Description	Voting Requirement
Proposal 1	Elect two Class II directors, Alison Dean and Frank Martell, to hold office until the 2029 annual meeting of stockholders.

Each Class II director must be elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of FOR votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. A WITHHOLD vote will have no effect on the vote. Broker non-votes are not counted as votes cast and have no effect on the outcome of the proposal.

Proposal 2	Ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

To be approved, this proposal must be approved by a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal. If you are a beneficial owner, your broker, bank, or other nominee may vote your shares on this proposal without receiving voting instructions from you. Broker non-votes (if any) are not counted as votes cast and have no effect on the outcome of the proposal.

Proposal 3	Approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder.

To be approved, this proposal must be approved by a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal. Broker non-votes are not counted as votes cast and have no effect on the outcome of the proposal.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the Internet or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

Requirements for stockholder proposals to be brought before the 2027 annual meeting.

Our bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary. This notice may be delivered to us via email at corporatesecretary@smartrent.com or via mail at SmartRent, Inc. Attention: Corporate Secretary, 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054. To be timely for the 2027 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between January 12, 2027 and February 11, 2027; provided that if the date of that annual meeting of stockholders is earlier than April 12, 2027 or later than July 11, 2027, you must give the required notice not later than the 90th day prior to the meeting date or, if or, if the first public disclosure of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our bylaws.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2027 annual meeting of stockholders must be received by us not later than December 2, 2026, in order to be considered for inclusion in our proxy materials for that meeting. Such proposals may be delivered to us via email at corporatesecretary@smartrent.com or via mail at SmartRent, Inc., Attention: Corporate Secretary, 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054.

Stockholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees.

In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our bylaws for next year’s annual meeting of stockholders, then such stockholder must provide proper written notice that sets forth all the information required by Rule 14a-19 under the Exchange Act to our Corporate Secretary at corporatesecretary@smartrent.com or via mail at SmartRent, Inc. Attention: Corporate Secretary, 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054 by March 13, 2027 (or, if next year’s annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary of this year’s Annual Meeting, then notice must be provided not later than the close of business on the later of the 60th day prior to the date of the 2027 annual meeting of stockholders or the 10th day following the day on which our public announcement of the date of such meeting is first made). The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our bylaws, as set forth therein.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the shares of Class A Common Stock issued, outstanding and entitled to vote at the meeting are present at the meeting or represented by proxy. On the Record Date, there were 192,257,944 shares of Class A Common Stock outstanding and entitled to vote. Our Class A common stock has one vote per share. To have a quorum the holders of shares representing an aggregate of 92,128,973 votes must be present or represented by proxy at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We expect that preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on each Notice to ensure that all your shares are voted.

What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers, or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. “Householding” helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, or you would like to revoke your consent to future “householding” mailings, please contact your broker, bank, or other agent or contact us at the following address:

SmartRent, Inc.

Attn: Investor Relations

6811 E. Mayo Blvd., 4th Floor

Phoenix, Arizona 85054

(844) 479-1555

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of Fifth Wall Acquisition Corp. I’s (“FWAA”) initial public offering (the “IPO”), (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Other Information

We were originally incorporated in Delaware on November 23, 2020, as FWAA, as a special purpose acquisition company, formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On February 9, 2021, FWAA consummated the IPO, following which its shares began trading on the Nasdaq Capital Market (“Nasdaq”).

On August 24, 2021, we consummated the Business Combination contemplated by a Merger Agreement dated April 21, 2021 (as amended by Amendment No. 1 to Merger Agreement, dated July 23, 2021), among FWAA, Einstein Merger Corp. I, a wholly owned subsidiary of FWAA (“Merger Sub”), and SmartRent.com, Inc. Upon the closing of the Business Combination, Merger Sub merged with and into SmartRent.com, Inc., with SmartRent.com, Inc. continuing as the surviving company. “Business Combination” refers to these mergers, together with the other related transactions.

At the closing of the Business Combination, SmartRent.com, Inc. changed its name to “SmartRent Technologies, Inc.” and FWAA changed its name to “SmartRent, Inc.” We additionally changed our trading symbol and listing on a securities exchange from “FWAA” on Nasdaq to “SMRT” on the New York Stock Exchange (“NYSE”).

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

SmartRent is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

Since we became a public company, our corporate governance practices have evolved to reflect our strategic goals, the changing needs of our business, and feedback from our stockholders. In particular, we have prioritized the refreshment of our Board, adding two independent directors in 2025. Throughout this process, we have deliberately focused on nominating individuals with a diverse set of skills, experiences and perspectives and who bring impressive expertise in technology, financial acumen, and operations management experience. In addition, in connection with our search for a new Chief Executive Officer (“CEO”) in 2024, we made the decision to separate the roles of CEO and Board Chair, as part of our long-term approach to good governance and succession planning.

Our Board has adopted written charters for our audit committee, compensation committee, and nominating and corporate governance committee, as well as a code of conduct and business ethics that applies to all of our employees, officers, and directors. The committee charters and the code of conduct and business ethics, and any waivers or amendments to the code of conduct and business ethics, are all available on our investor relations website at investors.smartrent.com in the “Governance Documents” section.

Corporate Governance Highlights
__________________________________________________________________________________________________________________________________________________________________________________________________________________

Key highlights of our corporate governance practices include:

Board Overview

____________________________________________________________________________________________________________________________________________________________________________________________________________

As set forth below, our Board consists of six directors, divided into three classes, each serving staggered, three-year terms. All of our directors, with the exception of Mr. Martell, are independent.

The following table sets forth the names, ages as of the date of this Proxy Statement, and certain other information for each of the nominees for election as a Class II director at the Annual Meeting and each of the continuing and non-continuing members of the Board

Name	Age	Position/Office Held with SmartRent
Class I directors whose terms expire at the annual meeting of stockholders in 2028
Thomas Bohjalian(1)(2)	60	Director
Ann Sperling (1)(3)	70	Director
Class II director nominees for election until the annual meeting of stockholders in 2029
Alison Dean(2)(3)	61	Director
Frank Martell	66	Director and Chief Executive Officer
Class III directors whose terms expire at the annual meeting of stockholders in 2027
John Dorman(2)	75	Board Chair
Ana Pinczuk(1)(3)	62	Director

(1)
Member of the Compensation Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Nominating and Corporate Governance Committee.

Board Skills and Experience Matrix
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Our Nominating and Corporate Governance Committee seeks to assemble a board of directors that, as a group, can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its qualifications and experience in various areas. This has resulted in the addition of two new independent directors to our Board in 2025. To that end, the committee identifies and evaluates nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities deemed critical to effective functioning of our Board. Summarized below are the skills and experience that we consider important for our directors in light of our business strategy, structure and industry dynamics.

	Dorman	Sperling	Bohjalian	Dean	Martell	Pinczuk
KEY SKILLS & COMPETENCES

Technology & Innovation – Knowledge and insight into operating Software as a Service (“SaaS”) technology businesses, including product innovation, engineering resource allocation, implementation, and rollout

	✓			✓	✓	✓
Accounting / Finance – Skills to oversee the capital structure, financing and investing activities,	✓	✓	✓	✓	✓

	Dorman	Sperling	Bohjalian	Dean	Martell	Pinczuk
and reporting and internal controls of a public company, specifically in the preparation, auditing, or evaluation of financial statements

Sales, Marketing & Media – Has developed and executed strategies to grow market share, improve brand awareness and reputation, and provide the Board and the Company with more insight regarding customer and shareholder engagement

		✓	✓		✓	✓
Operations – Expertise in manufacturing, supply chain, logistics, customer service, efficiencies, and cost discipline	✓	✓	✓		✓	✓
Risk Management / Cybersecurity – Skills, experience and understanding of enterprise risk management; additional expertise in SaaS industry, including data privacy and cybersecurity	✓	✓	✓		✓	✓
Business Development / Strategic Transactions – Experience allocating and deploying capital and driving growth through strategic partnerships and other business development	✓	✓	✓	✓	✓	✓
Governance – Knowledge of new and best practices to inform the Board’s commitment to excellence in corporate governance	✓	✓	✓	✓	✓	✓
EXPERIENCE
Experience as a senior executive at public or large private company	✓	✓	✓	✓	✓	✓
Industry experience	✓	✓	✓			✓
Experience serving on a public company board	✓	✓	✓	✓	✓	✓
Experience at a high growth company	✓		✓	✓	✓	✓
Experience in human capital management	✓	✓	✓	✓	✓	✓
Experience with high innovation companies	✓		✓	✓	✓	✓

	Dorman	Sperling	Bohjalian	Dean	Martell	Pinczuk
Experience with environmental & social governance	✓	✓	✓	✓	✓	✓
DEMOGRAPHICS
Age	75	70	60	61	66	62
Gender	M	F	M	F	M	F
Years on SMRT Board	4	4	1	2	2	1
Racial/Ethnic Diversity						●

Class II Director Nominees Standing for Election Until the 2029 Annual Meeting of Stockholders

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Alison Dean

Alison Dean has served as a member of our Board since March 2024. From April 2005 until her retirement in May 2020, Ms. Dean held executive positions at iRobot Corporation (Nasdaq: IRBT), a global consumer robot company, most recently as Executive Vice President, Chief Financial Officer and Treasurer from April 2013 to May 2020. Prior to iRobot Corporation, from 1995 to 2005, she held several financial positions at 3Com Corporation (Nasdaq: COMS), a digital electronics manufacturer, including as Vice President and Corporate Controller and Vice President of Finance, Worldwide Sales.

Ms. Dean has served on the board of directors of Yeti Holding, Inc. (NYSE: YETI) a global designer, retailer, and distributor of innovative outdoor products, since October 2020. Ms. Dean was also a board member for Everbridge, Inc. (Nasdaq: EVBG), a global software company, from July 2018 to July 2024. Ms. Dean has also served on the board of directors of Salsify, Inc., a privately held commerce management software company, since September 2021. Ms. Dean holds a Bachelor of Arts in Business Economics from Brown University and a Master of Business Administration from Boston University.

Ms. Dean was selected to serve as a member of our board of directors because of her deep background in finance, including overseeing corporate finance, financial planning, and investor relations, as well as her technology, operations and supply chain experience.

Frank Martell

Frank Martell serves as the President and Chief Executive Officer of SmartRent, bringing over 30 years of executive leadership experience in real estate and a data-driven, digital-first mindset. A seasoned leader and operator, he has built a reputation for driving growth, profitability and shareholder value across the residential real estate and technology sectors. In addition to his role as President and CEO, he has served on SmartRent’s Board of Directors since June 2024.

Prior to joining SmartRent, Mr. Martell served as President and CEO of loanDepot, Inc. (NYSE: LDI) from April 2022 to June 4, 2025, where he developed and led the creation of the Vision 2025 program, an enterprise-wide initiative focused on navigating challenging industry dynamics while building long-term operational resilience. Before that, he held several senior leadership positions at CoreLogic, Inc., including CFO, COO and ultimately CEO. Under his leadership, the company evolved into a global leader in residential property data, analytics and digital platforms, achieving a tenfold increase in market capitalization. Prior to CoreLogic, Mr. Martell served in various executive positions including CEO of the Western Institutional Review Board, COO of Nielsen Marketing (formerly ACNielsen) and CFO of ASM and Information Services Group, Inc. Mr. Martell began his career at General Electric.

Mr. Martell is a three-time HousingWire Vanguard Award recipient for distinguished industry leadership and was named to Inman’s “Power Players” list in 2023, 2024 and 2025, recognizing the most innovative and influential executives in real estate. He also received Inman’s “Best of Finance” award in both 2023 and 2024.

He currently serves on the board of Compass Inc. (NYSE: COMP), a leading tech-enabled real estate services company, as well as on the nonprofit boards of Operation HOPE, which focuses on financial literacy and empowerment in underserved communities, and the Marine Corps Scholarship Foundation. He previously served two two-year terms on the Board of Directors of the Mortgage Bankers Association and eight years on the Board of Directors of Bank of the West.

Mr. Martell holds a Bachelor of Science in Accounting from the Villanova School of Business.

Mr. Martell was selected to serve as a member of our board of directors because of his background in technology and real estate knowledge, as well as his experience in finance and operations as an executive and public company director.

Class I Directors Continuing in Office
Until the 2028 Annual Meeting of Stockholders
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Ann Sperling

Ann Sperling has served as a member of our Board since August 2021. Ms. Sperling has over four decades of real estate and management experience, including roles in commercial real estate investment and development, and leadership roles in public real estate companies. Prior to her recent retirement, from September 2013 to September 2023, Ms. Sperling was Senior Director at Trammell Crow Company (“Trammell Crow”), a commercial real estate development and investment firm and a subsidiary of CBRE. Earlier in her career Ms. Sperling spent twenty-five years at Trammell Crow prior to its merger with CBRE, culminating as Senior Managing Director and Area Director in the Rocky Mountain Region. Prior to her most recent role at Trammell Crow, she was at Jones Lang LaSalle, a public real estate services company, including as Chief Operating Officer, Americas, and as President, Markets West. Ms. Sperling also served as Managing Director of Catellus Development Corporation, then a mixed-use development and investment subsidiary of the public REIT, Prologis, Inc.

Ms. Sperling served as a member of the board of directors for Apartment Income REIT Corp. (NYSE: AIRC), from May 2018 until June 2024. Until December 2020, she served as a member of the board of directors of the predecessor company, Apartment Investment and Management Company (NYSE: AIV), before it was separated through a reverse spinout of Apartment Income REIT Corp. Ms. Sperling is a board advisor to Anderson Holdings, a private, family-owned diversified holding company in Los Angeles, California. Ms. Sperling holds a Bachelor of Science in Biology and Psychology from Tufts University and a Master of Business Administration from Harvard Business School.

Ms. Sperling was selected to serve as a member of our board of directors because of her real estate investment, operations, development, marketing, and financial experience.

Thomas Bohjalian

Thomas Bohjalian joined the SmartRent Board of Directors in June 2025, where he serves as a member of the Audit and Compensation committees. He brings more than three decades of experience in real estate investment and public company governance, with a proven track record at the intersection of housing and finance.

Mr. Bohjalian currently serves as Chair of the Board of Directors at Healthcare Realty Trust, Inc. (NYSE: HR), and previously served on the Board of Directors for Apartment Income REIT Corp. (NYSE: AIRC). In addition to his board work, he is a senior real estate advisor to BeyondView, a PropTech startup focused on developing digital twin technology for commercial real estate.

Earlier in his career, Mr. Bohjalian spent nearly 20 years at Cohen & Steers, Inc. (NYSE: CNS), one of the largest real estate securities asset managers in the United States. During his tenure, he held several senior leadership roles, including Executive Vice President, Head of U.S. Real Estate, and Senior Portfolio Manager.

He holds a Bachelor of Science in Business Administration and Master of Business Administration from Northeastern University and is a Chartered Financial Analyst (CFA). Mr. Bohjalian’s deep understanding of real estate, paired with his experience overseeing public company operations, brings a valuable perspective to SmartRent’s Board as the company continues to scale its smart communities and smart operations solutions for the rental housing industry.

Class III Directors Continuing in Office
Until the 2027 Annual Meeting of Stockholders
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John Dorman

John Dorman has served as director since August 2021 and as Board Chair since July 2024. He served as interim CEO for SmartRent from April to June 2025. Previously, Mr. Dorman served as a director and, from 1998 to 2003, as Chair and Chief Executive Officer of Digital Insight Corporation (Nasdaq: DGIN), a provider of outsourced online banking applications and services. Prior to this role, he served as Senior Vice President and General Manager of the Global Financial Services Division of Oracle Corporation (“Oracle”). Earlier in his career, Mr. Dorman was Board Chair and Chief Executive Officer of Treasury Services Corporation, a provider of enterprise modeling and financial analysis software for global financial institutions prior to its acquisition by Oracle in 1997.

Mr. Dorman has served as a member of the board of directors of Target Hospitality Corp. (Nasdaq: TH), a vertically integrated specialty rental and hospitality services company, from February 2024 to June 2025. Mr. Dorman previously served as a member of the board of directors of loanDepot, Inc. (NYSE: LDI), a technology-empowered residential mortgage platform from February 2015 to June 2024; CoreLogic Inc. (NYSE: CLGX) from May 2012 to June 2021, and as Chair of the board of directors of Online Resources Corporation (Nasdaq: ORCC) from 2010 to 2013, when it was acquired by ACI Worldwide, Inc. Mr. Dorman also serves as the Chair of the board of directors of DeepDyve, Inc., a technology company, and as a member of the board of directors of Landgate Corp., a privately held and marketplace platform connecting landowners, investors, and developers for energy, infrastructure, and commercial real estate projects. Mr. Dorman holds a Bachelor of Arts in Business Administration and Philosophy from Occidental College and a Master of Business Administration in Finance from the USC Marshall School of Business.

Mr. Dorman was selected to serve as a member of our board of directors because of his background in finance and the financial innovation space and experience as a public company director.

Ana Pinczuk

Ana Pinczuk has served as a member of our Board since February 2025. Ms. Pinczuk has served as President, Product and Technology at SentinelOne (NYSE: S) since September 2025. From December 2022 to May 2024, Ms. Pinczuk served as Chief Operating Officer of Dexterity, Inc., an AI robotics software company. Prior to that, Ms. Pinczuk worked at Anaplan, Inc. (NYSE: PLAN), a cloud-native enterprise SaaS company, including as Chief Development Officer from August 2019 to July 2022 and as Chief Transformation Officer from February 2019 to August 2019. From 2017 to 2018, Ms. Pinczuk served as President and General Manager for HPE Pointnext, Hewlett-Packard Enterprise Company (NYSE: HPE). Before Hewlett-Packard Enterprise Company, she served in various roles at Veritas US Inc., an information management system provider, prior to its acquisition by Carlyle Investment Management LLC, including as Chief Product Officer from March 2016 to November 2016 and General Manager of Backup and Recovery from January 2015 to February 2016. From 2000 to 2015, Ms. Pinczuk served in various senior roles at Cisco Systems, Inc. (NASDAQ: CSCO) including as SVP of Global Services Sales, Services COO, SVP of Global Services Support, and various other engineering leadership roles.

Ms. Pinczuk has served as a member of the board of directors of Aptiv PLC (NYSE: APTV) since 2016 and on the board of directors of SentinelOne, Inc. (NYSE: S) since May 2022. She previously served on the boards of Five9, Inc. (NASDAQ: FIVN) and KLA Corporation (NASDAQ: KLAC). She also serves as a member of the Board of Trustees at Cornell University and as a member of the board of directors of AI4All and the Latino Donor Collaborative. Ms. Pinczuk holds a Bachelor of Science and a Master of Engineering in Mechanical Engineering from Cornell University, a Master of Technology Management from The Wharton School of the University of Pennsylvania, and a Master of Science in Software Management from Carnegie Mellon University. Ms. Pinczuk is currently a candidate for a Master of Science in Cybersecurity Risk and Strategy at New York University.

Ms. Pinczuk was selected to serve as a member of our board of directors because of her extensive financial management, technology, SaaS, and operational experience.

Director Selection and Nominations Process
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Nomination to our Board of Directors

The Board is continually evaluating the skills and talent of the current Board members and strives to add value to the Board by attracting and recruiting qualified, talented and engaged Board candidates for our pipeline. Candidates for nomination to our Board are selected by our Board based on the recommendation of our Nominating and Corporate Governance Committee in accordance with the Committee’s charter, our policies, our certificate of incorporation and bylaws, our corporate governance guidelines, and the criteria adopted by our Nominating and Corporate Governance Committee and Board regarding director candidate qualifications.

The Nominating and Corporate Governance Committee employs a variety of methods to identify, consider and evaluate potential Board candidates with the goal of evolving the composition of our Board in line with the strategic needs of the Company. The Board does not have a formal diversity policy, but it values and considers a breadth of viewpoints, background and experiences. In recommending candidates for nomination, our Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and bylaws, using the same criteria to evaluate all such candidates. The Nominating and Corporate Governance Committee also may engage consultants or third-party search firms in order to assist it in identifying and evaluating candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral, and evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth above under “Questions and Answers About these Proxy Materials, Voting and the Annual Meeting.”

Director Qualifications

With the goal of developing an experienced and highly qualified board of directors, our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board.

In addition to considering certain requirements under applicable laws and regulations and our corporate governance guidelines and charters of the board committees, the Nominating and Corporate Governance Committee considers (a) individual qualifications, including relevant career experience, strength of character, maturity of judgment, familiarity with our business and industry, and (b) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background, and the size, composition, and combined expertise of the existing Board. The Board should monitor the mix of specific experiences, qualifications, and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure. Our Board and Nominating and Corporate Governance Committee believe that an experienced and highly qualified board of directors fosters a robust, comprehensive, and balanced decision-making process for the continued effective functioning of our Board and with stockholders’ best interests in mind. Accordingly, through the nomination process, our Nominating and Corporate Governance Committee seeks to promote board membership that reflects differences in professional background, education, skill and experience, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience. Our Nominating and Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of the factors.

Recent Board Refreshment

As a result of the foregoing process, the Board added two new directors in 2025, each of whom have brought valuable and diverse backgrounds and perspectives to the Board. The two most recent appointments were Ms. Pinczuk in January 2025 and Mr. Bohjalian in June 2025. A third-party executive search firm identified Ms. Pinczuk and Mr. Bohjalian was introduced by one of our existing shareholders and was known to the Nomination and Corporate Governance Committee. Ms. Pinczuk brings more than 30 years of experience in leadership and executive roles across a variety of technology companies spanning AI, robotics, SaaS, data storage and cybersecurity. Mr. Bohjalian brings more than three decades of experience in real estate investment and public company governance.

As part of the Board succession planning and refreshment process, the Nominating and Corporate Governance Committee, together with the Board, regularly discusses the Board’s future composition needs. The discussions include the desired size of the Board, the desired skills and attributes of potential nominees or successors for long-tenured directors. It also takes into account the current and long-term needs of our business and the skills composition of our Board and its committees. Board refreshment strategy and pipeline is an ongoing focus of the Nominating and Corporate Governance Committee, and our efficacy is evaluated annually through the board and committee self-evaluation process.

Director Independence
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The Board makes an affirmative determination at least annually as to the independence of each director in accordance with the listing standards of the NYSE (the “NYSE Listing Standards”).

Under the NYSE Listing Standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, the NYSE Listing Standards require that, subject to specified exceptions, each member of a company’s audit, compensation and nominating and corporate governance committees be independent. Under the NYSE Listing Standards, a director will only qualify as an “independent director” if, the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the NYSE Listing Standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the NYSE Listing Standards.

Our Board has reviewed the independence of each director (including our nominees), considering all relevant facts and circumstances, including information provided by the directors and SmartRent with regard to each director’s background, business and personal activities as they may relate to SmartRent and its management. The reviews considered current and prior relationships and transactions between each director and SmartRent and all other facts and circumstances our Board deemed relevant in determining their independence, including the transactions described in the “Related Person Transactions Policy” section of this proxy statement. Based on this review, the Board has affirmatively determined that each of Mses. Dean, Pinczuk, and Sperling and Messrs. Dorman, and Bohjalian is independent within the meaning of the NYSE Listing Standards. Former director Fred Tuomi, who served on our Board until May 2025, was independent within the meaning of the NYSE Listing Standard during his period of service on our Board.

Board Leadership Structure
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Our Board periodically reviews its leadership structure. In 2024, our Board decided that it would be in the best interests of our company and our stockholders to separate the positions of Board Chair and CEO. As a result, in July 2024 John Dorman was appointed to serve as our Board Chair. In making this appointment, the Board evaluated its leadership structure and determined that the best and most effective leadership structure for the Company and its stockholders was to separate the CEO from the Board Chair roles. We believe that the structure of our Board, with an independent Board Chair and fully independent Audit, Compensation and Nominating and Corporate Governance Committees that oversee strategy, business operations and risk, among other things, is the most effective framework for our company at this time because it provides a balance between Mr. Martell’s leadership and insight of our Company and our independent directors’ experience, leadership, oversight and expertise from outside of our Company.

Independent Board Chair

As the Board Chair, Mr. Dorman presides over meetings of the Board, works with management to prepare agendas for such meetings, serves as a liaison to facilitate and promote communication between management and the Board, engages with stockholders on behalf of the Board, assists in the Board’s oversight of key governance matters, and undertakes such additional duties as the Board determines. Mr. Dorman’s independence, leadership, and extensive Board and corporate experience makes him a strong Chair.

Independent Directors and Committees

We believe that the structure of our Board, including our independent Board Chair and our fully independent Audit, Compensation and Nominating and Corporate Governance Committees, allows for strong independent leadership of and oversight of our business operations, including independent oversight of our financial statements, executive compensation, director selection process, and corporate governance programs.

Our independent directors regularly meet in executive sessions led by our Board Chair after regularly scheduled Board and committee meetings. This provides a platform for discussions regarding our strategy, the performance and compensation of our CEO and other executive officers, and the effectiveness of our Board, among other matters. Our Audit Committee, Compensation, and Nominating and Corporate Governance Committee Committees are comprised only of independent directors, which we believe allows them to provide more effective oversight of our business operations, strategy and risk. As the Board Chair, Mr. Dorman has duties and responsibilities that are set forth in our Corporate Governance Guidelines and performs such additional duties as our Board otherwise determines and delegates.

Board and Committee Meetings
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The Board is responsible for the oversight of Company management and strategy and for establishing corporate policies. The Board and its committees meet throughout the year on a regular schedule and also hold special meetings and act by written consent from time to time. In 2025, the Board met 14 times, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage our directors and director nominees to attend our annual meeting of stockholders. Our 2025 annual meeting was held virtually on May 13, 2025, and all of our then directors attended.

Board Committees
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The Board has delegated some of its authority to three committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at https://investors.smartrent.com. Each committee is composed solely of independent directors and regularly reports on its activities to the full Board.

The committee structure and memberships are described in the table below:

AUDIT COMMITTEE Fiscal 2025 meetings: 5 Members: Alison Dean (Chair) John Dorman Tom Bohjalian (appointed to the Committee on June 23, 2025)
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Oversees the independent registered public accounting firm’s qualifications, independence, and performance
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Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
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Assists the Board in overseeing the integrity of our financial statements, compliance with legal requirements, and the performance of our internal auditors
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All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to Audit Committee members

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The Board has determined that Ms. Dean, Mr. Dorman, and Mr. Bohjalian are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE listing standards

COMPENSATION COMMITTEE

Fiscal 2025
meetings: 8

Members:

John Dorman (Chair until April 9, 2025)

Ann Sperling

Tom Bohjalian (appointed to the Committee on June 23, 2025)

Ana Pinczuk (Chair)

(appointed to the Committee on January 30, 2025 and Chair from April 9, 2025)

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Makes recommendations to the Board regarding incentive and equity-based compensation plans
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Evaluates and approves the compensation of our executive officers (except for the compensation of our CEO, which is approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
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Evaluates and approves compensation granted pursuant to SmartRent’s equity-based and incentive compensation plans, policies, and programs

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Retains, oversees, and assesses the independence of compensation consultants and other advisors
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Reviews and discusses with management SmartRent’s executive compensation to be included (when and as necessary) in SmartRent’s annual proxy statement or annual report on Form 10-K
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All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to Compensation Committee members

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Fiscal 2025 meetings: 7 Members: Ann Sperling (Chair) Alison Dean Ana Pinczuk (appointed to the Committee on January 30, 2025)
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Identifies individuals qualified to become Board members and selects, or recommends that the Board select, director nominees
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Develops and recommends to the Board the corporate governance guidelines, policies, and codes applicable to SmartRent

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Oversees the evaluation of Board members
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Recommends to the Board directors for each committee
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Oversees the Company’s strategy on corporate social responsibility and sustainability
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All members have been determined to be independent under current NYSE listing standards

Compensation Committee Interlocks and Insider Participation
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Our Compensation Committee is comprised of Thomas Bohjalian, Ann Sperling, and Ana Pinczuk, none of whom is or has been an officer or employee of the Company. None of our executive officers currently serve, or during the fiscal year ended December 31, 2025 (“fiscal 2025”), have served, as a member of the Compensation Committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our Compensation Committee or our Board.

Risk Oversight
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Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for a given company. Our Board, as a whole, determines the appropriate level of risk for us, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. With Ms. Pinczuk’s appointment to the Board in January 2025, as a result of her real world experience and education, including her Master of Science in Cybersecurity Risk and Strategy from the New York University School of Law and Tandon School of Engineering, we added significant cybersecurity expertise to the Board. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and addressing risks inherent in their respective areas.

Our Audit Committee has the responsibility to consider and discuss our major strategic, operational, legal and compliance, cybersecurity, and financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee monitors compliance with legal and regulatory requirements. Our Audit Committee also monitors management’s preparedness for and responses to data security incidents, and further oversees our initiatives related to cybersecurity, including prevention and monitoring. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether our compensation philosophy and practices have the potential to encourage excessive risk taking and evaluates compensation policies and practices that could mitigate such risks. Each of our committees continually assess the risk environment and consult with outside advisors and experts to anticipate future threats and trends as necessary.

At periodic meetings of our Board and its committees, management reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, among other matters, management provides our Audit Committee periodic reports on our compliance programs and practices.

We have adopted an Enterprise Risk Management Policy (“ERM Policy”) that is intended to cover all types of risks, including but not limited to strategic risks, financial and commercial risks, third-party risks (vendors, suppliers and partners), operational risks (hosted services, hardware, professional services), technology risks, cybersecurity and data privacy risks, legal and regulatory risks, reputational risks and talent risks. The Board holds ultimate accountability for the effectiveness of the ERM Policy. At least annually, the Board reviews key enterprise risks and mitigation plans and approves risk tolerance and ERM Policy updates, if any. The Audit Committee is responsible for monitoring the effectiveness of the processes embodied in the ERM Policy, reviews risk reports and material issues quarterly and, at least annually, reviews risk tolerance and recommends changes to risk tolerance and the ERM Policy to the Board, if necessary.

Board Evaluation
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The Board conducts an annual self-evaluation process to determine if the individual Board members, and their respective committees, are functioning efficiently and contributing their respective skills and qualifications to the benefit of the Board and the Company. Each year, the Nominating and Corporate Governance Committee Chair reviews and determines the design, scope, content and execution of the evaluation process.

Corporate Responsibility Oversight - Environmental, Social & Governance
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Our Board is committed to enhancing the responsible Environmental, Social & Governance (“ESG”) practices of the Company as well as awareness among our customers and stockholders, with areas of focus on environmental impact and human and social capital.

As a leading provider of smart communities solutions and smart operations solutions to the rental housing industry, our end-to-end enterprise ecosystem aims to power smarter living and working in rental housing by automating operations, protecting assets, reducing energy consumption, and enhancing the resident experience. Our ESG initiatives are aligned with the Company’s long-term strategy to inform and support our strategic plans.

Environmental Stewardship

Our solutions are uniquely positioned to help property owners, operators, and residents adopt sustainable practices by promoting energy efficiency, preventing water waste, and reducing environmental impact. By enabling smarter, real-time decision-making through automation, our technology empowers rental housing providers to operate more responsibly while saving on operational costs.

Measurable Impact:

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Energy Management: SmartRent’s smart thermostats – controllable via our IoT platform, web interface, and mobile app – allow property owners, operators, and residents to optimize temperature settings.
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Water Conservation: Our water leak sensors send instant alerts when moisture is detected, enabling property owners and operators to act swiftly to prevent catastrophic water damage and address chronic leaks.
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Operating Efficiency: By integrating automation, property teams reduce energy usage, lower water waste, and improve disaster avoidance and mitigation, all contributing to measurable sustainability outcomes.

In 2025, SmartRent deployed approximately 83,000 smart hubs, and shipped 39,000 thermostats and 138,000 water leak sensors for installation, helping property owners, operators, and residents reduce energy consumption, and save water, and mitigate potential damage costs. These efforts showcase our commitment to driving sustainability while protecting assets and enhancing operational efficiency.

Sustainability is woven into the lifecycle of our products. In addition to empowering our customers to make greener choices, we are continuously auditing our own supply chain and logistics. For instance, our latest hub hardware utilizes recyclable materials in much of its packaging, reflecting our holistic approach to reducing waste and fostering a more sustainable future for the proptech industry. In addition, our technology is designed to be retrofit-friendly, allowing for modernization of properties without requiring full HVAC equipment replacement and thereby reducing waste.

Human and Social Capital

SmartRent is dedicated to fostering a welcoming, inclusive, and supportive work environment where the diverse perspectives, talents, and skills of our employees are celebrated. This approach empowers meaningful contributions that drive positive impacts for our customers, communities, and stakeholders. Through active engagement, we ensure our employees are at the heart of our mission and aligned with our values.

We believe in listening to and learning from our employees. We conduct a formal engagement survey to collect insights, feedback, and data about workplace experiences, manager effectiveness, and overall satisfaction. These findings play a pivotal role in shaping strategic initiatives, helping us continuously enhance employee well-being, professional effectiveness, and workplace culture. In addition, we conduct quarterly Town Hall events and regular teambuilding events. Our workforce is encouraged to connect, grow, and thrive through involvement in Employee Resource Groups which create spaces for connection, empowerment, and shared advocacy. Employees are also encouraged to contribute to their communities through organized giving events and volunteer initiatives throughout the year.

At SmartRent, we are not only committed to our employees’ success but also to making meaningful contributions to the world around us. Our solutions enhance quality of life by enabling residents to enjoy greater convenience, comfort, and security. By empowering property owners and residents with intuitive and reliable technology, we contribute to tenant satisfaction, retention, and long-term value for properties.

Through partnerships with property managers and stakeholders, we offer ongoing training and support to maximize the benefits of our technology.

Governance

Strong governance is at the core of SmartRent’s ESG strategy. We reflect our values in our policies and uphold a zero-tolerance policy against harassment and discrimination. Our comprehensive Anti-Harassment and Anti-Discrimination Policy is actively reinforced through mandatory, annual training for all employees. This ensures that every member of our team understands their role in maintaining a safe, respectful, and equitable workplace. SmartRent also prioritizes transparency, ethical leadership, and accountability in all aspects of our business, including ensuring the protection of sensitive information for property owners, operators, and residents; and maintaining integrity across our supply chain, partnerships, and operations to align with the highest standards of business conduct.

Through our environmental, social, and governance initiatives, SmartRent continues to deliver on its mission to transform the future of housing while advancing sustainability, inclusion, and innovation. Together with our customers, partners, and stakeholders, we are shaping smarter, more sustainable communities for generations to come.

Governance Policies
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Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2025.

From time to time, we may engage in transactions in our own securities. We comply with all applicable securities laws when engaging in transactions in our securities.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees. Our corporate governance guidelines and our code of business conduct and ethics is available on our investor relations website (https://investors.smartrent.com) in the “Governance Documents” section. In the event that we amend or waive certain provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that require disclosure under applicable SEC rules, we will disclose the same on our website.

Communications with the Board
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Stockholders or interested parties who wish to communicate with our Board, our Board Chair, or with an individual director may do so by mail to our Board or the individual director, in care of our Chief Legal Officer and Corporate Secretary at 6811 E. Mayo Blvd., 4th Floor, Phoenix, Arizona 85054. The communication should indicate that it contains a stockholder or interested party communication. In accordance with our corporate governance guidelines, all such communication will be reviewed by our Chief Legal Officer, in consultation with appropriate directors as necessary, and, if appropriate, will be forwarded to the director or directors to whom the communications are addressed or, if none are specified, to our Board Chair.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation Policy

We maintain a non-employee director compensation policy, as amended from time to time (the “Director Compensation Policy”), that is designed to enable us to attract and retain highly qualified non-employee directors. The Director Compensation Policy initially was adopted in 2022 with the assistance of an independent compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), which provided peer and market industry data to facilitate determining the compensation to be provided. Semler Brossy periodically assists in reviewing the Director Compensation Policy as well as market practices for non-employee director compensation and provides input on any recommended changes to the policy. Our Board receives the same compensation regardless of the amount of Board meetings held annually. In fiscal 2025, the Board met 14 times. Our Director Compensation Policy as amended in late 2024 provided for the compensation to our non-employee directors described below for the 2025 fiscal year. The Compensation Committee recommended, and our Board approved such amended Director Compensation Policy effective as of December 16, 2024.

Pursuant to the Director Compensation Policy, we compensate our non-employee directors with a combination of cash and equity in the form of restricted stock units (“RSUs”). We provide annual cash payments, payable quarterly, to each director who is not an employee of ours, with additional amounts for service as Board Chair, as well as chairpersons or members of our Audit, Compensation, and Nominating and Corporate Governance committees, as set forth below:

Annual Cash Amount(1) ($)
Board member fee	80,000
Board Chair fee(2)	75,000
Lead Independent Director fee(3)	20,000
Committee chair fee(4)
Audit Committee	20,000
Compensation Committee	15,000
Nominating and Corporate Governance Committee	10,000
Committee member fee(4)
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000

(1)
Amounts reflected are annual amounts; payments are made on a quarterly basis.

(2)
Notwithstanding the annual cash fee amount for the Board Chair set forth above, for fiscal 2025, the cash fee for services provided in such role from January 1, 2025 to February 28, 2025, remained the same as the per fiscal quarter fee provided in the third and fourth fiscal quarters of 2024, which was $93,750 per fiscal quarter (subject to any proration for partial quarter service). In connection with the appointment of the Company’s Interim Principal Executive Officer in mid-2024, the Company temporarily established a Management Committee consisting of certain other executives and an Operating Committee of certain members of the Board to assist in guiding the Company through the transition period. In light of the additional responsibilities expected to be carried by the Board Chair during this period, the Board approved a temporary increase in fees for the Board Chair for the period noted.
(3)
The Lead Independent Director fee does not apply when the Board Chair is an independent director.
(4)
Each committee chair receives only the fee due to him or her for his service as chair on such committee and does not receive an additional fee as a member of such committee.

Our Director Compensation Policy also provides for the grant of annual equity awards in the form of RSUs to our non-employee directors as follows:

Equity	Grant Date Fair Value(1) ($)
Annual restricted stock unit grant(2)	150,000

(1) Each equity award has a grant date fair value as shown in the table (subject to minor variations due to the rounding of any fractional share).

(2) Each annual restricted stock unit award is scheduled to vest as to 100% of such award on the earlier of (a) the date immediately preceding the date of the next annual stockholder meeting following the grant or (b) one year from the vesting start date (which is generally the award’s grant date), in each case, subject to the director’s continued service through such vesting date.

In addition, our Director Compensation Policy provides for the grant of initial equity awards to any new directors who first become non-employee directors (other than as a result of employment termination) on a date other than the date of an annual meeting of stockholders of the Company. Each initial equity award will be granted in the form of RSUs as follows:

Equity	Grant Date Fair Value(1) ($)
Initial restricted stock unit grant(2)	150,000 prorated

(1)
Each initial equity award has a grant date fair value as shown in the table (subject to minor variations due to the rounding of any fractional share), provided that such value is prorated for the period, following the director’s service commencement, that the director would be providing services within the one year following the immediately preceding annual meeting of stockholders of the Company.
(2)
The initial award will vest in full upon the earlier of (x) the Anniversary Date, or (y) the date immediately prior to the Company’s next annual meeting of stockholders, subject to the director’s continued service through such vesting date.

In addition, we currently reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board and committees.

In the event of our Change in Control (as defined in our 2021 Equity Incentive Plan, as amended and restated (the “Plan”)), any initial equity awards and annual equity awards granted under the Director Compensation Policy will vest in full, provided that the non-employee director continues to provide service through such date. Unvested shares are forfeited upon a non-employee director’s voluntary departure prior to the vesting date.

We maintain stock ownership guidelines that apply to our non-employee directors. As discussed in further detail under “Executive Compensation ― Stock Ownership Guidelines,” non-employee directors are expected to hold a number of shares of our Class A Common Stock with a fair market value equivalent to at least 5 times their base annual retainer within five years of the date the individual first becomes subject to the guidelines.

2025 Non-Employee Director Compensation Table

The following table provides information for all compensation awarded to, earned by, or paid to each person who served as a non-employee director in the fiscal year ending December 31, 2025. The compensation received by Messrs. Dorman and Martell as an employee for the fiscal year ending December 31, 2025, is shown further below in “Executive Compensation — Summary Compensation Table.”

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
John Dorman(4)	178,652	149,999	328,651
Ann Sperling	99,384	149,999	249,383
Frederick Tuomi	32,464	-	32,464
Alison Dean	109,912	149,999	259,911
Frank Martell(5)	49,458	149,999	199,457
Ana Pinczuk(6)	88,075	193,025	281,100
Thomas Bohjalian(7)	51,068	133,209	184,277

(1)
Amounts shown in this column reflect the total cash retainer earned by each director for Board and committee service during 2025.
(2)
Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each equity award granted in 2025, computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2025, as amended. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)
As of December 31, 2025, the non-employee directors who served on our Board during 2025 had the following outstanding stock awards: Mr. Dorman held 182,926 RSUs (with respect to equity awards he received for his services as a non-employee director); Ms. Sperling held 182,926 RSUs; Ms. Dean held 182,926 RSUs; Mr. Martell held 182,926 RSUs (with respect to equity awards he received for his services as a non-employee director), Ms. Pinczuk held 182,926 RSUs, and Mr. Bohjalian held 146,062 RSUs. Each of Messrs. Martell and Dorman additionally held certain equity awards as of December 31, 2025, that were granted during 2025 for his services as an executive officer of the Company (as discussed further below in “Executive Compensation ― Outstanding Equity Awards as of December 31, 2025”).

(4)
Amounts shown include fees earned from the increase Board Chair compensation paid in January and February 2025 provided in recognition of the additional responsibilities of the Board Chair during the transition period of the CEO role prior to Mr. Paladin commencing employment as our CEO on February 24, 2025. Mr. Dorman also served as our interim President and interim CEO from April 9, 2025, until June 16, 2025. During the remainder of 2025, Mr. Dorman continued as our Board Chair. As noted above, the compensation Mr. Dorman received for his services as an employee is shown further below in “Executive Compensation ― Summary Compensation Table.”
(5)
Mr. Martell was appointed as our President and CEO on June 16, 2025. As noted above, the compensation Mr. Martell received for his services as an employee is shown further below in “Executive Compensation ― Summary Compensation Table.”
(6)
Ms. Pinczuk was appointed to the Board on January 30, 2025. In 2025, Ms. Pinczuk was granted an initial equity award with a grant date fair value of $43,026 and an annual equity award with a grant date fair value of $149,999.
(7)
Mr. Bohjalian was appointed to the Board on June 23, 2025.

EXECUTIVE OFFICERS

The biographical information for each of our executive officers as of the date of this Proxy Statement is set forth below, except Mr. Martell, our President and CEO. Mr. Martell also serves as a director on our Board and his biographical information is set forth above in the section titled “Board of Directors and Corporate Governance—Nominees Standing for Election Until the 2029 Annual Meeting of Stockholders.” There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Frank Martell	66	President and Chief Executive Officer
Daryl Stemm	65	Chief Financial Officer
Natalie Cariola	49	Chief Revenue Officer
Brian McQuaid	55	General Counsel and Corporate Secretary

Daryl Stemm has served as our Chief Financial Officer since November 2023 and served as our Interim Principal Executive Officer from July 2024 to February 2025. From December 2021 to November 2023, Mr. Stemm served as our Senior Vice President, Finance, and as our Director, Financial Reporting from January 2020 to December 2021. Prior to joining us, Mr. Stemm served as the Director, SEC Reporting of Best Western International, Inc. from July 2018 to January 2020, and the Director, SEC Reporting of Invitation Homes Inc. (NYSE: INVH) from 2017 to 2018. From 2001 to 2009, he served as the Chief Financial Officer of Home Director, Inc. and from 1989 to 1998, he served as the Chief Financial Officer of Catalyst Semiconductor, Inc. Mr. Stemm holds a Bachelor of Business Economics, Accounting from the University of California, Santa Barbara.

Natalie Cariola has served as our Chief Revenue Officer since October 2024. Prior to joining the Company, Ms. Cariola was employed at Stake, a financial technology firm offering cashback and banking services to renters, where she served as President from April 2023 to September 2024. Previously, as Chief Commercial Officer from 2016 to 2023 at Zumper, the largest privately held rental marketplace in North America, she led significant revenue growth and built the company’s sales, customer success, sales enablement and sales development functions. Prior to that, she worked with Compass for over a year and spent a decade at ForRent.com (acquired by CoStar) from 2004 to 2013 in various sales leadership roles. Additionally, she serves on several advisory boards for leading proptech organizations, including WithMe, Inc., Nurture Boss and Women in Proptech. Ms. Cariola earned an MBA from the UCLA Anderson School of Management and a Bachelor of Science in Marketing from Maryville University.

Brian McQuaid has served as our General Counsel since August 2025. Prior to his appointment as General Counsel, Mr. McQuaid was employed as our Deputy General Counsel since October 2024. Prior to joining us, beginning in 2021, Mr. McQuaid served as Senior Legal Counsel at Nuvei Technologies Inc., a U.S. subsidiary of global payments company Nuvei Corporation, which at the time was publicly listed on Nasdaq: NVEI. Earlier in his career, he was General Counsel and a member of the Board of Managers at Base Commerce, LLC, and until 2017 he was a partner at international law firm Squire Patton Boggs, where he also practiced as an associate. He began his legal career as an assistant city attorney and prosecutor. Mr. McQuaid earned his Bachelor of Arts, with special recognition honors, in Social Ecology from the University of California, Irvine and a Juris Doctorate from Willamette University College of Law where he graduated magna cum laude.

EXECUTIVE COMPENSATION

This section discusses the compensation awarded to our named executive officers for 2025, consisting of all individuals who served as our principal executive officer (“PEO”) at any time during 2025, the two most highly compensated executive officers (other than the PEO) who served as executive officers as of December 31, 2025, and the individual for whom disclosures would have been provided as one of the two most highly compensation executive officers (other than the PEO) but who was not serving as an executive officer as of December 31, 2025:

➢
Frank Martell, President and Chief Executive Officer;
➢
John Dorman, former Interim President and Interim Chief Executive Officer;
➢
Michael Shane Paladin, former President and Chief Executive Officer;
➢
Daryl Stemm, Chief Financial Officer and former Interim Principal Executive Officer;
➢
Natalie Cariola, Chief Revenue Officer;
➢
Brian McQuaid, General Counsel and Corporate Secretary; and
➢
Isaiah DeRose-Wilson, former Chief Technology Officer.

Mr. Stemm served as our interim Principal Executive Officer during 2025 until Mr. Paladin commenced services as our President and CEO on February 24, 2025, and replaced Mr. Stemm, who continues to serve as our Chief Financial Officer. Mr. Stemm also served as our Chief Financial Officer during all of 2025. On April 9, 2025, Mr. Paladin’s employment with the Company terminated and Mr. Dorman was appointed as our interim President and interim CEO. Mr. Martell was appointed as our President and CEO on June 16, 2025, replacing Mr. Dorman, who continues to serve as Board Chair.

Mr. DeRose-Wilson’s employment with the Company terminated effective December 5, 2025.

Fiscal 2025 Company Highlights
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SmartRent’s vision is to provide property owners and operators with a comprehensive, unified platform that gives them everything they need to know about their properties' performance, efficiency, and opportunities for optimization. We can deliver ROI for customers by increasing revenue through premium pricing, reducing operational costs, and mitigating risks through improved property management. We have deployed our solutions to approximately 890,000 rental units. By having relationships with 15 of the top 20 multifamily operators and over 600 customers managing or operating approximately 7.0M units, we have significant market opportunity. We believe our cash reserves and a debt-free balance sheet provide the resources to execute our strategic transition while making targeted investments in the capabilities that will drive recurring revenue growth. Our fiscal 2025 results reflect the challenging but pivotal year for our Company as we execute on our strategic transformation, including:

➢
Total Revenue of $152.3 million for the full year, decreased by 13% year-over year;
➢
SaaS Revenue(1) of $57.8 million for the full year, increased by 12% year-over year;
➢
Net loss increased to $(60.6) million, from $(33.6) million in the prior year;
➢
Adjusted EBITDA(2) decreased to $(16.4) million, from $(9.9) million in the prior year;
➢
Repurchased 5.1 million shares at an aggregate cost of $4.9 million for the full year; and
➢
$104.6 million in cash, cash equivalents and restricted cash as of December 31, 2025, no debt and an undrawn credit facility of $75 million.
(1)
We define SaaS Revenue as subscription revenue from fees paid by customers for access to one or more of SmartRent's software applications, including access controls, asset monitoring and related services, and our Community WiFi solution.
(2)
Adjusted EBITDA is a non-GAAP financial measure. Refer to Appendix A for its definition and a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure.

CEO Transitions __________________________________________________________________________________________________________________________________________________________________________________________________________________

In January 2025, while Mr. Stemm was serving as Interim Principal Executive Officer and prior to the appointment of a President and CEO (on a non-interim basis), SmartRent also was guided by a Management Committee consisting of the Company’s executive team and an Operating Committee of the Board consisting of certain members of the Board to assist the Company through its CEO transition. In January 2025, SmartRent appointed Mr. Paladin as President and CEO effective upon the commencement of his employment with the Company, which occurred on February 24, 2025, at which point the Management Committee and the Operating Committee were dissolved. Following the departure of Mr. Paladin as President and CEO on April 10, 2025, John Dorman, Chairman of the Board of Directors, was appointed Interim President and Interim CEO.

Mr. Martell was appointed as our President and CEO on June 16, 2025. Mr. Martell has served on our Board since June 2024. With over 30 years of executive leadership experience, Mr. Martell brings a proven track record of driving market leadership, delivering revenue growth and profitability, and consistently enhancing stockholder value. Mr. Martell’s biographical information is set forth above in the section titled “Board of Directors and Corporate Governance—Nominees Standing for Election Until the 2029 Annual Meeting of Stockholders.”

Compensation Arrangement with Mr. Martell.

In connection with Mr. Martell’s appointment as President and CEO, effective June 16, 2025 (the “Start Date”), the Board approved Mr. Martell’s compensation arrangements as set forth in his offer letter (the “CEO offer letter”). The Compensation Committee and the Board consulted with Semler Brossy to develop a pay package for Mr. Martell with consideration of his experience, peer and industry market data, prior CEO compensation, and our overall compensation philosophy. Specifically, the Compensation Committee and Board believed that Mr. Martell’s service on our Board provided valuable industry experience and insights. When combined with his prior experience as a public company CEO, Mr. Martell was uniquely positioned to immediately take actions that would strengthen client relationships, enhance operational efficiency, and establish a growth-oriented long-term strategy.

Certain key components of Mr. Martell’s compensation package per his CEO offer letter are as follows:

•
An initial annual base salary of $700,000 per year.
•
An annual target bonus opportunity equal to 100% of base salary, subject to the terms of our Executive Incentive Compensation Plan, with a maximum potential bonus of 250% of target, and an actual bonus for fiscal year 2025 no less than target, prorated based on the Start Date. The performance objectives applicable to Mr. Martell’s annual bonus are established by the Compensation Committee or the Board after seeking Mr. Martell’s input, with the maximum goals for any performance objective established at a rigorous, highly-stretch level relative to the annual budget to ensure pay-and-performance alignment.
•
An initial equity award of RSUs covering 1,800,000 shares of our Class A Common Stock was granted on June 16, 2025, pursuant to the Plan, representing an intended target value of approximately $1,800,000. The RSUs are scheduled to vest in four substantially equal quarterly installments, such that 100% of the RSUs will be vested as of June 30, 2026, subject in each case to Mr. Martell’s continued services to the Company through the applicable vesting date.
•
Additional grants comprised of time-based RSUs consisting of 600,000 shares of our Class A Common Stock and performance-based RSUs consisting of 600,000 shares of our Class A Common Stock that will be granted after each of the 2026 and 2027 annual meetings of the Company’s stockholders. The actual value of these awards will be determined based on the Company’s stock price at the time of grant. Each of these grants is contingent on share availability as of such grant date. If the Company’s stockholders do not approve a sufficient increase of shares to permit the granting of these additional awards, Mr. Martell may instead be granted cash awards, as further described below.

In addition, consistent with the terms of the CEO offer letter, Mr. Martell received, on January 27, 2026, the 2026 equity awards for which 50% of such grants is subject to performance conditions applicable to a one-year performance period and 50% of such grants is service-based restricted stock units. Under the CEO offer letter, the 2026 equity awards for Mr. Martell also were to have a value equal to at least 550% of his base salary. For additional information regarding the severance protections provided for under the CEO offer letter, please refer to “Executive Compensation ― Other Provisions Under the CEO Offer Letter” below.

Pay Mix

A substantial portion of Mr. Martell’s total compensation as reflected in the “Summary Compensation Table” as an employee was tied to performance (“at-risk” pay) and is therefore variable, depending on Company outcomes. For 2025, 65% of Mr. Martell’s total compensation was at-risk and equity based, while the remaining 35% was cash based. For clarity, these amounts include the value of Mr. Martell’s one-time initial equity award of RSUs covering 1,800,000 shares of our Class A Common Stock, as described above, but exclude any compensation earned as a member of the Board.

Cost of Principal Executive Officer Service in 2025

As shown in the table below, PEO compensation for fiscal year 2025 was not excessive despite the multiple leadership transitions during the year, reflecting the Company’s commitment to a market-calibrated and governance-oriented pay determination process.

Four executives served a portion of 2025 as the Company’s PEO. The table below provides an overview of certain compensation paid or awarded to these individuals specifically for their service in the PEO role. Amounts include the base salary earned, any one-time cash bonus earned, 2025 annual cash incentive earned, the grant date fair value of any equity awards granted in 2025 that were not forfeited during the year (computed in accordance with FASB ASC Topic 718), and the compensation reported in the All Other Compensation column of the Summary Compensation Table (which for clarity for Mr. Paladin, also includes his severance benefits and fees paid for advisor services following employment, which are discussed in further detail below in “Agreements with our Named Executive Officers ― Agreements with Other Former Principal Executive Officers ― Paladin Separation Agreement and Release”).

The amounts presented in this table differ from those reported in the Summary Compensation Table because they exclude the value of awards that were forfeited during the year and do not include compensation earned for service in any other capacity.

Element of Compensation	Daryl Stemm(1)	Michael Shane Paladin(2)	John Dorman(3)	Frank Martell(4)	Total
Base Salary	$48,973	$88,636	$206,194	$386,122	$729,925
Bonus(6)	$42,358	$325,000	$162,500	-	$529,858
Annual Non-Equity Cash Incentive	$27,469	-	-	$408,333	$435,802
Long-Term Incentives	-	-	$172,846	$1,598,400(5)	$1,771,246
Severance and Other Compensation(7)	$2,305	$214,737	-	$62,932	$279,974
Total	$121,105	$628,373	$541,540	$2,455,787	$3,746,805

(1)
Mr. Stemm served as PEO on an interim basis from January 1, 2025, through February 24, 2025. Mr. Stemm also served as Chief Financial Officer through the entirety of the year, including while serving as PEO. His compensation shown in the table above is prorated based on the time he served as PEO in 2025. No additional equity awards were granted to Mr. Stemm for his time serving as PEO. Grants received during this time were consistent with other executive officers and related solely to Mr. Stemm’s services as our Chief Financial Officer.
(2)
Mr. Paladin was our CEO, and replaced Mr. Stemm as PEO, through April 9, 2025. Mr. Paladin forfeited his eligibility to receive an annual non-equity cash incentive due to his employment termination during the year. He also forfeited all of his equity awards in connection with such employment termination as well as the remainder of his signing bonus, which would have been $325,000.
(3)
Mr. Dorman served as CEO on an interim basis after Mr. Paladin’s departure, through June 16, 2025.
(4)
Mr. Martell replaced Mr. Dorman as CEO and served in such role through the remainder of the year.

(5)
50% of the shares subject to the equity award granted to Mr. Martell in June 2025 vested during 2025. The award will be fully vested as of June 30, 2026, subject to Mr. Martell’s continued services to the Company.
(6)
The bonus payments consist of the following: (i) for Mr. Stemm the amount represents prorated compensation for his work on the Management Committee during the period he was serving as PEO; (ii) for Mr. Paladin the amount represents the first half of his new hire bonus as stated in his employment agreement, which he was permitted to retain pursuant to the terms of the Separation Agreement; and (iii) for Mr. Dorman the amount represents a bonus for his time serving as Interim CEO.
(7)
See note 5 to the Summary Compensation Table and the description in “Agreements with our Named Executive Officers ― Agreements with Other Former Principal Executive Officers ― Paladin Separation Agreement and Release” for additional information regarding severance paid in connection with Mr. Paladin’s departure.

How We Determine Executive Compensation __________________________________________________________________________________________________________________________________________________________________________________________________________________

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers, where appropriate, makes recommendations to the Board regarding the compensation of executive officers and reports to our Board on its discussions, decisions, and other actions. Our Compensation Committee, from time to time as it may determine necessary or desirable, may receive recommendations from our CEO regarding short- and long-term compensation for all executive officers based on our results; the individual executive officer’s contribution toward these results; and performance toward the individual’s goal achievement. Our Compensation Committee then reviews the recommendations, supporting data, and any other factors that it may deem relevant, and makes decisions as to each individual compensation component contributing to the total compensation for each executive officer.

Our Compensation Committee is authorized, in its sole discretion, to retain the services of one or more compensation consultants, outside legal counsel, and such other advisers as necessary to assist with the execution of its duties and responsibilities. For 2025, the Compensation Committee continued to engage Semler Brossy to act as its independent compensation consultant. During 2025, Semler Brossy advised the Compensation Committee on governance market practices, peer group composition, executive compensation program design and executive pay levels, and non-employee director compensation.

Semler Brossy reports directly and solely to the Compensation Committee and performs compensation consulting services for the Compensation Committee at its request. Semler Brossy is not engaged to perform services directly for our management. The Compensation Committee has concluded that no conflict of interest exists with respect to its engagement of Semler Brossy, nor are there other factors that would adversely impact Semler Brossy’s independence in advising the Compensation Committee under applicable SEC and NYSE rules.

Our Compensation Committee also continued to engage Semler Brossy to assist it in setting compensation for Mr. Martell and Mr. Paladin in connection with their respective appointments as our CEO. The terms of Mr. Martell’s initial compensation are set forth in his CEO offer letter as discussed above and further below. The terms of Mr. Paladin’s offer letter and separation agreement and release are summarized further below. Semler Brossy provided input to our Compensation Committee, including market data for CEO pay levels. The Compensation Committee then independently reviewed the market data and approved compensation details. Although Messrs. Dorman and Martell were on the Board at the time of their respective appointments as CEO, neither Mr. Dorman nor Mr. Martell were present or participated in the Compensation Committee’s consideration of their respective compensation packages. For Mr. Dorman’s and Mr. Martell’s compensation packages, Semler Brossy used CEO market data that was presented to the Compensation Committee in December 2024 and January 2025 (with reference to the peer group determined in September 2024, as described below) as the initial focus point. Semler Brossy supplemented that data with updated proxy materials to confirm that the market data had not materially changed year-over-year and analyzed data sets that were complementary to the primary peer group. With respect to Mr. Martell’s compensation package, the Compensation Committee also considered, with assistance from Semler Brossy, Mr. Martell’s compensation package at his prior employer.

Use of Competitive Market Compensation Data

Our Compensation Committee uses competitive market analysis as a reference for executive compensation program decisions for all pay elements including base salary, target annual incentives, and long-term incentives. The Compensation Committee primarily considers competitive information from publicly-disclosed companies when available. These peer companies are selected to reflect companies with similar size (revenue and market cap), industry (technology), and business fit (real estate, Internet of Things, and SaaS) to SmartRent and are periodically reviewed for appropriateness by Semler Brossy. If the sample size from the peer group is not large enough to provide market data for a particular executive officer (which in 2025, applied to our Chief Revenue Officer, Chief Legal Officer/General Counsel and former Chief Technology Officer), survey data or broad size-appropriate technology company proxy data, presented by Semler Brossy on an aggregated basis, may be used as the primary market reference.

The below companies were approved by the Compensation Committee in September 2024 for use in 2025 compensation decision-making:

Alarm.com Holdings, Inc.

AppFolio, Inc.

Arlo Technologies, Inc.

Asana, Inc.

AvePoint

Domo, Inc.

Enfusion

Olo, Inc.

PagerDuty, Inc.

PorchGroup, Inc.

SPS Commerce, Inc.

Verra Mobility Corporation

Weave Communications, Inc.

In determining the above peer group, the Compensation Committee approved of the 1) addition of PagerDuty, Inc., Weave Communications, Inc., Olo Inc., Enfusion Inc., AvePoint, Inc., and the 2) removal of Qualys Inc., Repay Holdings Corporation, Rapid 7, Inc. These changes were made to maintain the Company’s peer group methodology to compare against appropriately sized technology companies with certain characteristics of the Company’s business.

In September 2025, the Compensation Committee further approved (i) the addition of CS Disco, Inc., Evolv Technologies Holdings, Inc., Kaltura, Inc., Inseego Corp., Ooma, Inc., PowerFleet, Inc., and Napco Security Technologies, Inc., and (ii) the removal of Asana, Inc., Enfusion, and Olo, Inc., each of which was recently acquired, as well as SPS Commerce, Inc., and Verra Mobility. These changes were used for 2026 compensation decision-making and reflect the removal of recently acquired companies and preserve SmartRent’s peer group methodology by continuing to use appropriately sized technology companies with business characteristics comparable to SmartRent as reference points. This updated peer group approved in late 2025 was not used for purposes of setting any compensation for our named executive officers for 2025.

For decision-making, the Compensation Committee considers the market data from both the peer group and survey data (as needed) as only one input in developing the executive compensation programs. The Committee will also consider a number of factors including the executive’s individual performance during the year, role and responsibilities for the upcoming year, experience and tenure, internal pay equity, and recommendations from the CEO (other than with respect to his own compensation) and Semler Brossy.

Elements of Executive Compensation
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Base Salary

Base salary is a fixed element within a total compensation package intended to attract and retain the talent necessary to successfully manage our business and execute our business strategies. Base salary for our named executive officers is established based on the scope of their responsibilities, relevant experience, internal pay equity, tenure, market data and other related input from Semler Brossy, and other factors that our Compensation Committee deems relevant.

In fiscal 2025, the annual base salary for each of our named executive officers was as follows:

Name	Annual Base Salary(1) ($)
Frank Martell(2)	700,000
John Dorman(2)(3)	650,000
Michael Shane Paladin	650,000
Daryl Stemm	325,000
Natalie Cariola(4)	350,000
Brian McQuaid	325,000
Isaiah DeRose-Wilson(4)	350,000

(1)
Amounts shown are annualized. Actual amounts paid were prorated for any partial year of employment services provided by the named executive officer. The “Summary Compensation Table” further below provides additional information regarding the salary amounts paid to our named executive officers for fiscal year 2025.
(2)
The amounts shown do not include any cash amounts paid to Messrs. Martell or Dorman under the Director Compensation Policy while they served as non-employee directors during the year.
(3)
Pursuant to his offer letter, Mr. Dorman was entitled to a base salary at a rate of $54,166.67 per month while providing services as interim President and interim CEO.
(4)
Ms. Cariola and Mr. DeRose-Wilson each received a salary increase to $350,000 on May 13, 2025, from $330,000 and $338,000, respectively, in recognition of their increased responsibilities and for retention purposes during the CEO transition period.

Annual Cash Incentives

In order to directly tie a portion of each named executive officer’s compensation to our financial and operational objectives of the applicable fiscal year, we include annual cash incentives in the executive compensation program. We maintain the SmartRent, Inc. Executive Incentive Compensation Plan (the “Umbrella Bonus Plan”), which allows us to provide incentive awards to designated employees, including our named executive officers.

For fiscal 2025, the annual cash incentive program was established under our Umbrella Bonus Plan for each of our named executive officers excluding Mr. Dorman. Due to the short tenure during which Mr. Dorman was expected to serve, and served, as interim President and interim CEO, Mr. Dorman did not participate in our annual cash incentive program for fiscal 2025. The Compensation Committee determines, and recommends to the Board for approval, the performance metrics, applicable performance targets for the metrics, target payout opportunities, and other terms and conditions of the annual cash incentives for all of our executive officers, including our named executive officers. Following the end of the fiscal year, the Compensation Committee reviews our Company performance against the performance targets to recommend to the Board to approve the final amount of the award that is payable to the executive officers. For fiscal 2025, the cash incentive targets for our named executive officers were established as a percentage of base salary as follows:

Name	Target Incentive as a Percentage of Base Salary (%)
Frank Martell(1)	100
Michael Shane Paladin(1)	100
Daryl Stemm	60
Natalie Cariola	60
Brian McQuaid(2)	60
Isaiah DeRose-Wilson	60

(1) The cash incentive targets for Messrs. Martell and Paladin were established in connection with their commencement of employment with us during 2025 and were prorated for the partial year. Mr. Martell’s cash incentive was guaranteed at target per the CEO offer letter.

(2) Mr. McQuaid’s cash incentive target was established upon his appointment as General Counsel and Corporate Secretary in August 2025.

Following the completion of fiscal 2025, the Compensation Committee reviewed and recommended, and the Board approved, the extent to which performance goals were met and the final annual cash incentives to be paid to our named executive officers. The 2025 annual cash incentive paid to Messrs. Stemm and McQuaid and Ms. Cariola were based on: (i) achievement of performance targets relating to new units booked in fiscal 2025; (ii) achievement of performance targets relating to our revenue for fiscal 2025; (iii) implementing cost reductions to an annualized target; and (iv) individual leadership performance for the 2025 plan year. Each performance goal was allocated a weighting (20% bookings, 30% revenue, 20% cost reduction and 30% individual performance), which was used to determine any payout of the cash incentive attributable to such performance goal. The performance goals included a threshold level of performance required below which the specific performance metric payout would have been zero. Additionally, the percentage of payout that would result from attainment of each performance goal was capped at a maximum of 200%.

Based on these unadjusted performance metrics, cash incentive payments to our named executive officers were as follows:

Name(1)	Annual Cash Incentive Amount ($)	Incentive Amount Paid as Percentage of Target (%)
Frank Martell(2)	408,333	100
Daryl Stemm	182,293	93
Natalie Cariola	208,916	99
Brian McQuaid	196,918	101

(1)
Neither Messrs. Paladin nor DeRose-Wilson received an annual cash incentive as a result of their departures prior to December 31, 2025.

(2)
Mr. Martell’s annual cash incentive was prorated from his start date as CEO on June 16, 2025.

Pursuant to his offer letter, Mr. Dorman was entitled to a cash bonus equal to $162,500 if he remained employed by the Company as interim CEO through June 30, 2025 (or, if earlier, through the date on which a non-interim CEO commenced employment, or the date on which Mr. Dorman ceased employment as interim CEO due to his death or disability). Mr. Dorman received this amount in full in June 2025.

Retention Compensation for Management Committee

As we disclosed last year, in light of the transition of the CEO role that occurred during fiscal 2024, the Compensation Committee considered, with the assistance of Semler Brossy, any compensation that may be appropriate for retention purposes and to recognize the additional interim work taken on by members of the Management Committee during the period while we searched for a new CEO. Upon recommendation of the Compensation Committee, the Board approved additional compensation for the retention of each member of the Management Committee in an amount equal to six months of each member’s annual base salary, with half paid after six months following the appointment to the Management Committee and the balance paid 12 months after the appointment, subject to continued service with us or termination of employment by us without cause (as defined in the Plan). The Management Committee compensation was equal to $162,500 for Mr. Stemm and $169,000 for Mr. DeRose-Wilson, which was paid in 2025.

Other Bonus and Retention Payments

Following the departure of Mr. Paladin, the Compensation Committee considered, with the assistance of Semler Brossy, whether any compensation adjustments were needed to ensure the stability of the executive team. The Compensation Committee increased the base salary for both Ms. Cariola and Mr. DeRose-Wilson to $350,000 and increased their long-term incentive target from $400,000 to $550,000. Ms. Cariola also received a one-time retention bonus in the amount of $175,000 payable over nine months as further recognition for the additional responsibilities she assumed during the year. A portion of this retention bonus ($43,750) was paid in 2025.

In connection with Ms. Cariola’s appointment in 2024 as our Chief Revenue Officer, Ms. Cariola received a one-time bonus payable quarterly in four equal installments, subject to her continued employment at the beginning of the applicable quarter. Three of such installments, in an aggregate amount of $150,000, were paid during 2025.

Long-Term Incentives

We believe that awarding executive long-term incentives in the form of equity grants promotes the closer alignment of management’s interests with other shareholders’ interests in creating long term shareholder value and also encourages employee retention.

In fiscal 2025, our named executive officers received the following equity grants not otherwise forfeited during the year:

Name	Restricted Stock Unit Awards ($)(1)(2)
	($)(3)	(#)(4)
Frank Martell(5)	$ 1,598,400	1,800,000
John Dorman(6)	$ 172,846	213,918
Daryl Stemm	$ 400,000	259,740
Natalie Cariola	$ 549,964	433,713
Brian McQuaid	$ 240,137	172,181
(1)
During 2025, Mr. Paladin received a restricted stock unit grant covering 1,790,055 shares with an aggregate grant date fair value of $2,058,563, and a performance-based restricted stock unit grant covering 2,320,441 units at target with an aggregate grant date fair value of $2,668,507. The maximum number of shares issuable under the performance-based restricted stock units based on maximum performance was 200% of the target award. However, pursuant to his Separation Agreement and Release with the Company in connection with his departure from the Company, Mr. Paladin forfeited all of his equity awards and such equity awards were cancelled in their entirety.
(2)
During 2025, Mr. DeRose-Wilson received restricted stock units covering a total of 433,713 shares with an aggregate grant date fair value of $549,964. However, in connection with the termination of his employment on December 5, 2025, Mr. DeRose-Wilson forfeited all his then-unvested equity awards, including the restricted stock units granted to him in 2025.
(3)
The amounts shown in this column represent the aggregate grant date fair value of the awards granted in the applicable year computed in accordance with FASB ASC Topic 718.
(4)
The numbers shown in this column represent the aggregate number of shares of our Class A Common Stock subject to the awards at grant.
(5)
Prior to his appointment as our President and CEO, Mr. Martell received compensation for his services on our Board pursuant to our Director Compensation Policy which is not reflected in this table. In May 2025, Mr. Martell received an annual restricted stock unit grant covering 182,926 shares with an aggregate grant date fair value of $149,999. As further described below, Mr. Martell is entitled to certain equity grants in 2026 and 2027, which include performance-based RSUs. Pursuant to the CEO offer letter, 50% of any additional 2026 equity award made to Mr. Martell must be subject to performance conditions applicable to a one-year performance period.
(6)
Mr. Dorman served as a non-employee director on our Board during 2025 and as an employee director while he served as our interim President and interim CEO from April 9, 2025, to June 15, 2025. For his non-employee director services, Mr. Dorman received an annual restricted stock unit grant covering 182,926 shares with an aggregate grant date fair value of $149,999.

Retirement and Other Employee Benefits

Our executive officers are eligible to participate in our broad-based employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans and defined contribution employee retirement plan (the “401(k) plan”), generally on the same basis as all of our other employees. In 2025, we made discretionary matching contributions to the 401(k) plan consisting of a match of 100% of eligible participant contributions, subject to applicable federal limits. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. Other than benefits under our 401(k) plan, we have not provided our named executive officers with any retirement benefits.

The Compensation Committee also recognized that it was important to attract highly skilled and talented executives from across a diverse pool, including with respect to geography. The Compensation Committee believed that to recruit and retain such individuals, it would be necessary and appropriate to reimburse travel and hotel expenses and/or otherwise to provide a stipend for an apartment for those executives who permanently reside outside the state of Arizona, but who may be required to travel regularly to the Company’s headquarters in Arizona for work.

Agreements with our Named Executive Officers

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Other Provisions Under the CEO Offer Letter

In addition to the key components of Mr. Martell’s 2025 compensation summarized further above, the CEO offer letter provides that following the date of each of the Annual Meeting and the 2027 annual meeting of the Company’s stockholders (the “2027 Annual Meeting”), and subject to Mr. Martell’s continued service through the applicable grant date, Mr. Martell will be granted time-based RSUs covering 600,000 shares (each, an “Additional RSU Grant”) and performance-based RSUs covering 600,000 shares (at target) (each, an “Additional PSU Grant” and together with the Additional RSU Grants, the “Additional Grant”). Pursuant to the CEO offer letter, the Additional RSU Grant to be granted in connection with the Annual Meeting will be scheduled to vest in four substantially equal quarterly installments from July 1, 2026, through June 30, 2027, and the Additional RSU Grant to be granted in connection with the 2027 Annual Meeting will be scheduled to vest in four substantially equal quarterly installments from July 1, 2027, through June 30, 2028. The CEO offer letter provides for each Additional PSU Grant to become eligible to vest subject to the satisfaction of any financial and/or strategic goals applicable to the award as determined by the Compensation Committee and designed following consultation with Mr. Martell. If, at the Annual Meeting or the 2027 Annual Meeting, the Company’s stockholders do not approve a sufficient increase to the share reserve under the Plan, then the Additional RSU Grant and Additional PSU Grant associated with that annual meeting of the Company’s stockholders will not be granted (or will be granted to a lesser extent) and instead the CEO offer letter provides that Mr. Martell will be granted a cash-based award of $1,200,000 (or such lesser amount equal to the portion of the Additional RSU Grants and Additional PSU Grants that were not made) subject to vesting (each, a “Cash Award”), with 50% of the Cash Award becoming vested and earned on the same vesting schedule that would have applied to the corresponding Additional RSU Grant had it been made, and 50% of the Cash Award (at target) becoming vested and earned subject to the satisfaction of any financial and/or strategic goals applicable to the award as determined by the Compensation Committee and designed following consultation with Mr. Martell. Vesting is subject to Mr. Martell’s continued service, whether as a Company employee, director or consultant, through each applicable vesting date.

Under the CEO offer letter, if a Change in Control (as defined in the Plan) occurs while any portion of the Additional Grant remains ungranted (and for which no Cash Award was granted), then the ungranted Additional Grant (or the equivalent Cash Award) will be granted to Mr. Martell no later than the day prior to the Change in Control, subject to his continued service through the grant date (the “Change in Control Grant”), with any portion of such grant attributable to performance-based RSUs instead granted as time-based RSUs (at target). Further, the Change in Control Grant (or the equivalent Cash Award) will vest on the same time-based vesting schedule that would have applied had the ungranted portion of the Additional Grant been made, and will fully vest if not assumed, continued or substituted for in connection with the Change in Control.

Additionally, beginning in 2026, the CEO offer letter provides Mr. Martell with eligibility to receive additional equity awards commensurate with his position and granted at the same time as equity awards are made to similarly situated employees of the Company, with any additional 2026 equity awards having a value of no less than 550% of Mr. Martell’s base salary as in effect immediately prior to their grant, with 50% subject to performance conditions applicable to a one-year performance period.

Pursuant to the terms of the CEO offer letter, upon a termination of Mr. Martell’s employment by the Company without Cause (as defined in the CEO offer letter) (and not due to death or disability) or by Mr. Martell with Good Reason (as defined in the CEO offer letter, and each, a “Qualifying Termination”) outside of the period beginning three months prior to and ending 24 months following a Change in Control of the Company (the “Change in Control Period”), then, subject to Mr. Martell’s timely execution and non-revocation of a release of claims and continued compliance with non-solicitation covenants, Mr. Martell will be eligible to receive the following severance benefits: (i) a lump sum payment equal to (A) 100% of Mr. Martell’s base salary, plus (B) 100% of Mr. Martell’s target bonus, plus (C) 100% of any prorated annual bonus for the year of termination based on the portion of the year completed prior to termination and actual Company performance for the year of termination (the “Prorated Bonus”), (ii) up to 24 months of the Company-paid cost of premiums required to continue group health care coverage for Mr. Martell and any eligible dependents, and (iii) accelerated vesting for then-outstanding and unvested equity awards (and Cash Awards, if any) that vest based solely on continued service, that would have vested on the next four quarterly vesting dates following the date of such Qualifying Termination had Mr. Martell continued to provide service on each such vesting date. Any Additional RSU Grant that was not granted prior to the Qualifying Termination that would have otherwise vested pursuant to the immediately preceding sentence had such Additional RSU Grant been made, will be granted on the date of such Qualifying Termination.

Further, pursuant to the terms of the CEO offer letter, if a Qualifying Termination occurs instead during the Change in Control Period, then subject to Mr. Martell’s timely execution and non-revocation of a release of claims and continued compliance with Mr. Martell’s at-will employment, confidential information, invention assignment and arbitration agreement (including certain covenants contained in such agreement then in effect), Mr. Martell will be eligible to receive the following severance benefits: (i) a lump sum payment equal to (A) 200% of Mr. Martell’s base salary, plus (B) 200% of Mr. Martell’s target bonus, plus (C) 100% of the Prorated Bonus, (ii) up to 24 months of the Company-paid cost of premiums required to continue group health care coverage for Mr. Martell and any eligible dependents, and (iii) 100% accelerated vesting for all then-outstanding and unvested equity awards (and Cash Awards, if any), with any performance-based equity awards deemed to have been achieved at target. Additionally, any Additional RSU Grants and Additional PSU Grants that were not granted prior to the Qualifying Termination will be granted (in cash or equity awards) no later than immediately prior to the Change in Control.

For purposes of the CEO offer letter, “Change in Control” has the meaning ascribed to the term in the Plan, which is summarized in the section titled “Other Executive Employment Agreements” below.

For purposes of the CEO offer letter, “Cause” generally means (a) repeated failure to perform assigned duties or responsibilities as an employee after written notice from the Company and a 15-day cure period, if curable, and, in the case of a termination after a Change in Control, that causes material harm to the Company; (b) dishonesty, misrepresentation or gross negligence related to the named executive officer’s employment duties that causes material harm to the Company; (c) fraud, embezzlement or other misappropriation of funds or property of the Company; (d) any gross misconduct or illegal conduct that causes material harm to the Company; (e) breach of any confidentiality agreement or invention assignment agreement or other material agreement between the named executive officer and the Company (or any affiliate), which if curable, is not cured within 30 days following notice from the Company; (f) any material failure to comply with the Company’s policies, rules, and standards of conduct, as they may be in effect from time to time and that were provided in writing; or (g) conviction of or plea of guilty or no contest to a crime that constitutes a felony; conviction of or plea of guilty or no contest to a crime that constitutes a misdemeanor involving moral turpitude and is work-related; or the violation of any federal or state law or regulation applicable to the business of the Company or its affiliates, if such misdemeanor or violation impairs the named executive officer’s ability to perform services for the Company or results (or is reasonably likely to result) in reputational or financial harm to the Company or its affiliates.

For purposes of the CEO offer letter, “Good Reason” generally means the named executive officer’s resignation within 30 days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without the executive’s consent: (a) a material reduction by the Company in then-current annual base salary or target bonus which reduction is not applicable to a majority of the Company’s senior management, provided, however, that, a one-time reduction of annual base salary or target bonus of not more than 10% that also applies to substantially all other similarly situated executives of the Company will not constitute “Good Reason”; (b) a material reduction of authority, duties or responsibilities relative to the authority, duties or responsibilities in effect immediately prior to such reduction; (c) a material change in the geographic location of the named executive officer’s primary work facility or location; provided, that a relocation of 50 miles or less from the then present location or to home as the primary work location will not be considered a material change in geographic location; or (d) a breach by the Company of any material term of the CEO offer letter or other material agreement between the named executive officer and the Company. In order for an event to qualify as Good Reason, the named executive officer must not terminate employment without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than 30 days following the date of such notice, such grounds must not have been cured during such time.

Other Executive Employment Agreements

We previously entered into executive employment agreements with certain of our named executive officers. In January 2025, upon our Compensation Committee’s continual review of market norms to attract and retain and talent, and based on the recommendation of Semler Brossy, we entered into amended and restated executive employment agreements with Mr. Stemm, Ms. Cariola and Mr. DeRose-Wilson, which provide for certain enhanced severance benefits, as described below (together with the agreement for Mr. McQuaid, the “Employment Agreements”). We entered into an Employment Agreement with Mr. McQuaid in August 2025. The Employment Agreement with Mr. DeRose-Wilson terminated in connection with his departure from the Company, effective December 5, 2025; Mr. DeRose-Wilson was not entitled to any severance benefits in connection with his termination.

The Employment Agreements generally provide for at-will employment and set forth the applicable named executive officer’s annual base salary and bonus target, subject to adjustment. Each Employment Agreement provides that the named executive officer is eligible to participate in our group medical health and accident, group insurance, and similar benefit plans as well as our retirement plan. Each such named executive officer additionally executed our form employee confidentiality and proprietary rights agreement and an employee arbitration agreement.

Pursuant to the Employment Agreements, in the event the executive’s employment terminates without Cause (and not due to death or disability) or the executive terminates his or her employment with Good Reason, each within the period beginning three months prior to and ending 12 months following a Change in Control (as those terms are defined in the Employment Agreements), the executive will be eligible to receive (i) 12 months of the executive’s base salary and (effective January 2025) 100% of the executive’s target bonus, each payable in equal installments over a period of 12 months in accordance with Company’s regular payroll practices, (ii) the Company-paid cost of premiums required to continue group health care coverage for up to 12 months under COBRA, (iii) the annual bonus (if any) for the year prior to the year of termination to the extent earned based on actual achievement of the applicable performance goals but not paid as of the date of termination, (iv) a Prorated Bonus (as defined above) and (v) immediate vesting of grants made to the executive pursuant to the Plan and the 2018 Stock Plan.

Effective January 2025, our named executive officers are also eligible to receive severance benefits under certain termination scenarios that are not in connection with a Change in Control. Specifically, if we terminate the executive’s employment without Cause (and not due to death or disability) or the executive terminates his or her employment with Good Reason, each outside of the period beginning three months prior to and ending 12 months following a Change in Control (as those terms are defined in the Employment Agreements), the executive will be eligible to receive (i) 12 months of the executive’s base salary, payable in equal installments over a period of 12 months in accordance with Company’s regular payroll practices, (ii) the Company-paid cost of premiums required to continue group health care coverage for up to 12 months, (iii) the annual bonus (if any) for the year prior to the year of termination to the extent earned based on actual achievement of the applicable performance goals but not paid as of the date of termination, and (iv) a Prorated Bonus.

The severance benefits under each Employment Agreement are subject to the named executive officer agreeing to a general release of claims in favor of the Company, any surviving obligations under his or her employee confidential information and inventions agreement with the Company (including post-employment non‑disparagement and nondisclosure of proprietary information), and non-disparagement obligations by the named executive officer.

For purposes of the Employment Agreements, the term “Change in Control” as defined in the Plan generally means the occurrence of any one or more of the following: (a) a person (with certain exceptions described in the Plan) acquiring beneficial ownership of more than 50% of the total fair market value or total combined voting power of our securities entitled to vote in the election of our directors; (b) a date specified by the administrator of the Plan after stockholders have approved a plan of complete liquidation or dissolution of our company; or (c) an ownership change event or series thereof in which our stockholders immediately before such event or series do not retain more than 50% beneficial ownership of the total combined voting power of securities entitled to vote generally in the election of our directors or (if applicable) the entity to which our assets are transferred. However, a Change in Control will not include a transaction described in either of the foregoing clauses (a) or (c) if a majority of the members of the board of directors of the continuing or surviving or successor entity, or its parent, immediately after such transaction, consists of incumbent directors. For purposes of such definition, an “ownership change event” generally means (i) a sale or exchange of more than 50% of the total combined voting power of our securities entitled to vote in the election of our directors; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of our assets (other than to one or more of our subsidiaries).

For purposes of the Employment Agreements, the term “Cause” as defined in the Plan generally means any of the following: (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records of ours; (ii) material failure to abide by our code of conduct or other policies; (iii) unauthorized use, misappropriation, destruction or diversion of any of our assets or corporate opportunity; (iv) any intentional act which has a material detrimental effect on our reputation or business; (v) repeated failure or inability to perform any reasonable assigned duties after written notice and a reasonable opportunity to cure such failure or inability; (vi) any material breach of certain employment or service agreements with us which is not cured; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the named executive officer’s ability to perform his or her duties with us. Each Employment Agreement provides for non‑competition and non-solicitation obligations by the named executive officer for six months following his or her separation from the Company.

For purposes of the Employment Agreements, the term “Good Reason” generally means (a) the material diminution or variation of any of material duties or responsibilities or the engagement by SmartRent of unlawful employment practices with respect to the named executive officer, in each case, without the same being corrected within 30 days after being given written notice thereof by the named executive officer, (b) a material reduction in the named executive officer’s base salary, or (c) a breach by SmartRent of the Employment Agreement without the same being corrected within 30 days after being given written notice thereof by the named executive officer.

In connection with Ms. Cariola’s appointment in 2024 as our Chief Revenue Officer, Ms. Cariola received a one-time bonus for which three of the four installments were paid during 2025, subject to her continued employment at the beginning of the applicable quarter.

In January 2026, following the Compensation Committee’s review and in consultation with Semler Brossy, the Board approved amended and restated executive employment agreements for Messrs. Stemm and McQuaid, which increase the period following the termination of their respective employments from 6 months to 12 months for the restrictive covenants relating to their non-competition and non-solicitation obligations to better align with standard industry and market practices. Ms. Cariola’s employment agreement dated January 22, 2025, remains in effect.

Agreements with Other Former Principal Executive Officers

Paladin Offer Letter

Prior to his departure from the Company, pursuant to his offer letter with the Company dated January 16, 2025, Mr. Paladin was entitled to receive an annual base salary of $650,000 per year and an annual target bonus equal to 100% of base salary, subject to the terms of the Umbrella Bonus Plan, with a maximum potential bonus of 200% of target. Mr. Paladin was also eligible to receive a sign-on bonus of up to $650,000 paid in two equal installments, the first in the first pay period following his start date and the second in the first pay period following the six-month anniversary of his start date, subject to Mr. Paladin remaining an employee through the applicable payment date. The sign-on bonus was subject to repayment under certain circumstances. In addition, Mr. Paladin was entitled to receive a grant of time-based RSUs with a total intended value of $2,700,000, with the number of shares to be determined by dividing the value by the simple average of the closing price per share of our Class A Common Stock for the trailing 30-trading days up to and including his start date, rounded down to the nearest whole share. The RSUs were scheduled to vest at a rate of 1/3rd of the RSUs annually, subject in each case to Mr. Paladin’s continued service as a Company employee through the applicable vesting date. Mr. Paladin was also entitled to receive a grant of stock price appreciation performance-based RSUs (the “SP PSUs”). The target number of SP PSUs granted was determined by dividing $3,500,000 by the simple average of the closing price per share of our Class A Common Stock for the trailing 30-trading days up to and including his start date, rounded down to the nearest whole share. The actual number of shares of Class A Common Stock earned, if any, was to be determined based on the achievement of performance goals relating to Company share price during a five-year performance period from his start date, and vest based on Mr. Paladin’s continued service as a Company employee, with 50% of any shares achieved vesting on the four-year anniversary of his start date, and 100% of any shares achieved but not yet paid vesting on the five-year anniversary of his start date. The RSUs and the SP PSUs were granted on March 18, 2025, under the Inducement Plan covering 1,790,055 shares and 2,320,441 shares (at target) of our Class A Common Stock, respectively. The maximum number of shares issuable under the SP PSUs based on maximum performance was 200% of the target award. In addition, Mr. Paladin was eligible for certain severance and change in control benefits pursuant to his offer letter.

Paladin Separation Agreement and Release

On April 9, 2025, the Company and Mr. Paladin entered into a Separation Agreement and Release (the “Separation Agreement”). The Separation Agreement provides that, in exchange for Mr. Paladin executing a release of claims in favor of the Company and its affiliates, complying with existing restrictive covenants (including a non-compete), resigning from the Board and agreeing to other terms of the Separation Agreement, Mr. Paladin would receive (i) a lump sum cash payment of $81,250 (reflecting one and one-half months of base salary), (ii) the opportunity to serve as a non-employee advisor to the Company pursuant to the terms of an Advisor Agreement (the “Advisor Agreement”) working for up to ten hours per week for a period of up to three months, (iii) an additional lump sum cash payment of $81,250 if Mr. Paladin executes (and does not subsequently revoke) a supplemental release agreement within 21 days following termination of the Advisor Agreement, and (iv) a lump sum cash payment of $6,148.20 approximating the cost of three months of premiums for continued COBRA coverage. In addition, Mr. Paladin was released from the requirement to repay the first installment of his sign-on bonus. Pursuant to the Separation Agreement, all of Mr. Paladin’s equity awards, including the RSUs and the SP PSUs described in his offer letter as summarized above, were forfeited and cancelled in their entirety. The Advisor Agreement provides that Mr. Paladin will receive a cash payment of $10,000 per month for service as an advisor to the Company, which terminated on July 7, 2025.

Dorman Offer Letter

On April 9, 2025, we entered into an offer letter with Mr. Dorman describing certain terms of his employment as interim President and interim CEO. Pursuant to Mr. Dorman’s offer letter, Mr. Dorman’s base salary was $54,166.67 per month, and he was eligible to receive a total of three months of his base salary and a bonus equal to $162,500, so long as he served as interim CEO through June 30, 2025 (or, if earlier, through the date on which a non-interim CEO commenced employment, or the date on which Mr. Dorman ceased employment as interim CEO due to his death or disability). In addition, Mr. Dorman was entitled to a grant of time-based RSUs with a total intended value of $250,000, with the number of shares to be determined by dividing the value by the simple average of the closing price per share of our Class A Common Stock for the trailing 30-trading days up to and including his start date, rounded down to the nearest whole share. The RSUs covering 213,918 shares of our Class A Common Stock were granted on April 22, 2025, and are scheduled to vest in 2027 on the last day of Mr. Dorman’s current term as a member of the Board (or, if earlier, the date of a Change in Control (as defined in the Plan), or the date on which Mr. Dorman ceases to be a member of the Board due to his death or disability), subject in each case to Mr. Dorman’s continued service to the Company through the applicable vesting date. The compensation provided in Mr. Dorman’s offer letter was intended to be additive to the compensation that Mr. Dorman otherwise receives under the Company’s Non-Employee Director Compensation Policy. Mr. Dorman’s offer letter terminated as of the date Mr. Martell commenced employment as our CEO. Mr. Dorman continues to serve as our Board Chair.

Equity Compensation Arrangements

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

2021 Equity Incentive Plan, As Amended and Restated

We maintain the Plan, pursuant to which we grant equity awards to eligible employees and other service providers, including our named executive officers. Awards granted under the Plan allow us to attract new key employees, retain existing key employees, directors, and other service providers and to align the interests of our employees, directors, and other service providers with the interests of our stockholders. The Plan authorizes our Compensation Committee to provide incentive compensation in the form of stock options, restricted stock and stock units, performance shares and units, other stock-based awards, and cash-based awards. The maximum aggregate number of shares authorized for issuance under the Plan, as amended and restated, is 24,400,000 shares, provided that if stockholders approve the amendment and restatement to the Plan as described in further detail in Proposal 3, the maximum aggregate number of shares authorized for issuance under the Plan, as amended and restated, will be 44,400,000 shares. Shares issuable under the Plan will consist of authorized but unissued or reacquired shares or any combination thereof.

Stock options that have been granted under the Plan were granted with an exercise price per share equal to the fair market value of a share of SmartRent’s Class A Common Stock at the date of grant. Such stock options generally have 10-year terms and vest over a four-year period starting from the date specified in each award agreement governing the terms of such stock options. RSUs that have been granted under the Plan represent the right to receive shares of our Class A Common Stock as determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of such RSUs or the shares issued in settlement of the award, and participants have no voting rights or rights to receive cash dividends with respect to such RSUs until the underlying shares of stock are issued in settlement of such awards. Unless otherwise provided by the Compensation Committee, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. Options and RSUs generally may not be transferred by the participant.

Amended and Restated 2018 Stock Plan

Under the SmartRent.com, Inc. 2018 Stock Plan, equity awards previously were granted to eligible Company employees and other service providers. The 2018 Stock Plan authorized the issuance of up to 4,039,803 shares of its common stock. Stock options granted under the 2018 Stock Plan were granted with an exercise price equal to the fair market value of SmartRent.com, Inc.’s common stock at the date of grant. Such stock options generally have 10-year terms and vest over a four-year period starting from the date specified in each agreement. SmartRent.com, Inc.’s RSUs granted under the 2018 Stock Plan generally vest over a four-year period starting from the date specified in each agreement and are not subject to performance conditions.

In connection with the Business Combination, SmartRent assumed all awards then-outstanding under the 2018 Stock Plan, and the 2018 Stock Plan was terminated with respect to the ability to grant new awards thereunder. Accordingly, each outstanding SmartRent.com, Inc. RSU and stock option, whether vested or unvested, was converted into an RSU or stock option (as applicable) representing the right to receive shares of SmartRent Class A Common Stock. All awards under the 2018 Stock Plan continue to be governed by the terms, conditions and procedures set forth in the 2018 Stock Plan and any applicable award agreement, notwithstanding the termination of the 2018 Stock Plan.

Inducement Plan

In 2025, we adopted the 2025 Inducement Equity Incentive Plan (the “Inducement Plan”), pursuant to which Mr. Paladin’s time-based RSU and performance-based RSU awards (as described below) were granted in connection with Mr. Paladin’s hire. Awards granted under the Inducement Plan allow us to attract, retain and reward persons performing services to us by providing an inducement material to individuals entering into employment with us. The Inducement Plan authorizes the grant of nonstatutory stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards, and cash-based awards. Equity awards granted under the Inducement Plan are intended to qualify as employment inducement awards under the NYSE Listed Company Manual Rule 303A.08. Equity awards may be granted under the Inducement Plan only to employees, provided that the employee was not previously an employee or director, or the employee is to become employed following a bona fide period of non-employment, and the award is an inducement material to the employee’s entering into such employment. The maximum aggregate number of shares authorized for issuance under the Inducement Plan is 6,500,000 shares. Shares issuable under the Inducement Plan will consist of authorized but unissued or reacquired shares or any combination thereof.

RSUs that have been granted under the Inducement Plan represent the right to receive shares of our Class A Common Stock as determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of such RSUs or the shares issued in settlement of the award, and participants have no voting rights or rights to receive cash dividends with respect to such RSUs until the underlying shares of stock are issued in settlement of such awards. Unless otherwise provided by the Compensation Committee, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. RSUs granted under the Inducement Plan generally may not be transferred by the participant.

Other Compensation Policies and Practices

Equity Granting Timing Practices

Equity awards to employees are generally granted on regularly scheduled predetermined dates that coincide with our annual performance review and compensation review process, which generally takes place at our January Compensation Committee and Board meeting. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation.

Hedging and Pledging Prohibitions

Our insider trading policy includes restrictions and limitations on the ability of our directors, officers, and certain other employees to engage in transactions involving the hedging and pledging of our Class A Common Stock. Under the policy, hedging or monetization transactions, such as zero-cost collars and forward-sale contracts, which allow an individual to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own our Class A Common Stock without the full risks and rewards of ownership, are prohibited. In addition, the policy prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan unless (i) they represent that they have the financial capacity to repay the loan without resorting to the sale of the pledged securities, (ii) the securities pledged, or subject to the margin account, do not represent more than 50% of the total securities beneficially owned by such person, (iii) the loan, pledge, or margin account arrangement does not contain provisions requiring automatic or forced sales prior to notice and a cure period of not less than three business days, (iv) they obtain prior written approval from our General Counsel prior to the proposed execution of the arrangement, and (v) any shares subject to such arrangement will not count for purposes of any minimum stock ownership guidelines. No shares of our Class A Common Stock beneficially owned by any director or named executive officer are currently pledged or held in a margin account.

Stock Ownership Guidelines

In September 2022, our Board adopted Stock Ownership Guidelines (the “Stock Ownership Guidelines”) for our executive leadership team and non-employee directors. These Stock Ownership Guidelines are intended to align executive officer and director interests and motivations with those of long-term stakeholders. Our Board also believes that the policy will reduce the likelihood of excessive risk taking.

Pursuant to the Stock Ownership Guidelines, our CEO, Section 16 officers, and non-employee directors (the “Participants”) are expected to hold a number of shares of our Class A Common Stock with a fair market value equivalent to at least the following:

➢
Chief Executive Officer – 5x annual base salary
➢
Section 16 officers – 2x annual base salary
➢
Non-Employee Directors – 5x base annual retainer

Participants must satisfy the required level of stock ownership under the guidelines within five years of the later of (a) the date the guidelines were initially adopted and (b) the date a Participant first becomes subject to the guidelines. The guidelines are applicable for so long as each Participant continues to serve in their respective role. For purposes of determining whether a Participant has satisfied his or her Share ownership requirements, which the Company will determine on June 30th of each year, the following forms of equity interests in the Company are included: (a) Shares owned directly by the Participant (including through open market purchases or acquired and held upon settlement or exercise of Company equity awards); (b) Shares owned jointly with or separately by the Participant’s spouse or members of the Participant’s immediate family residing in the same household; (c) Shares held indirectly by the Participant, the Participant’s spouse or members of the Participant’s immediate family residing in the same household, including in a trust or in a family limited partnership; and (d) Shares underlying unvested time-based restricted stock units or restricted stock.

Shares underlying unexercised stock options (whether vested or unvested) and shares underlying unvested performance-based restricted stock units are not counted for purposes of meeting the ownership requirements of the guidelines. In November 2025, the Board approved an amendment to the guidelines to provide that if a Participant subject to the guidelines is not in compliance by the fifth anniversary, then the participant shall be required to retain 100% of the net after-tax shares received from the vesting of equity-based incentive awards until in compliance.

Our Compensation Committee has the authority to amend, modify, or waive the stock ownership guidelines or any portion thereof, and to designate other officers and employees to be subject to the provisions of the guidelines, or to remove individuals or classes of officers. As of December 31, 2025, all of our current executive officers and directors are within the five-year phase in period.

Clawback Policy for Executive Compensation

In November 2023, our Compensation Committee approved, and our Board adopted, a compensation recovery policy in compliance with NYSE and SEC rules requiring public companies to recover excess incentive-based compensation from current and former executive officers in the event of an accounting restatement. Consistent with the rules, this policy requires that if we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements under the securities laws, we must claw back from certain officers any incentive-based compensation received by them after October 2, 2023, and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

Summary Compensation Table
__________________________________________________________________________________________________________________________________________________________________________________________________________________

The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers during fiscal 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus(2) (S)	Stock Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5)(6)(7) ($)	Total ($)
Frank Martell(1) Chief Executive Officer and President	2025	386,122	-	1,598,400	-	408,333	262,389	2,655,244
John Dorman(1) former Interim Principal Executive Officer	2025	206,194	162,500	172,846	-	-	328,651	870,191
Michael Shane Paladin(1) former Chief Executive Officer	2025	88,636	325,000(8)	4,727,070(9)	-	-	214,737(8)	5,355,443
Daryl Stemm Chief Financial Officer and former Interim Principal Executive Officer	2025	325,000	162,500	400,000	-	182,293	13,800	1,083,593
	2024	325,000		-	400,000	117,000	13,800	855,800

Natalie Cariola(1) Chief Revenue Officer	2025	350,000	193,750(10)	549,964	-	208,916	28,383	1,331,013
Brian McQuaid(1) General Counsel	2025	270,227		240,136	-	196,918	8,534	715,815
Isaiah DeRose-Wilson former Chief Technology Officer	2025	341,324	169,000	549,964	-	-	13,800	1,074,088
	2024	336,375	-	-	400,000	121,680	4,463	862,518

(1)
Messrs. Martell, McQuaid, Paladin and Dorman and Ms. Cariola were not named executive officers in 2024.
(2)
The amounts for Messrs. Stemm and DeRose-Wilson represent amounts received during 2025 for their activity on the Management Committee. The amount for Mr. Dorman was for his time serving as Interim Chief Executive Officer.
(3)
The amounts reported in this column represent the aggregate grant date fair value of stock options, restricted stock units or performance stock units granted in the applicable year computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual economic value that may be realized from such awards. The valuation assumptions used in determining such amounts are described in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 4, 2026.
(4)
The amounts reported in this column represent the amounts earned under the Umbrella Bonus Plan.
(5)
These amounts represent amounts paid in 2025 for (a) reimbursed expenses for housing and travel costs during 2025 to Mr. Martell, Ms. Cariola and Mr. Paladin in the amounts of $26,307, $14,508 and $16,089 respectively, (b) severance for Mr. Paladin in the amount of $168,648 pursuant to the Separation Agreement, (c) matching of contributions to our 401(k) savings plan for Mr. Stemm, Mr. DeRose-Wilson, Ms. Cariola, and Mr. McQuaid in the amounts of $13,800, $13,800, $13,800 and $8,534 respectively; and (d) $36,625 in reimbursed legal expenses for Mr. Martell pursuant to the terms of the CEO offer letter. The amounts for 2024 represent matching contributions to our 401(k) savings plan for Mr. Stemm and Mr. DeRose-Wilson.
(6)
Amounts shown include fees provided to Mr. Paladin for his services as an advisor pursuant to his Advisor Agreement with the Company after stepping down as CEO. The aggregate amount of such advisor fees paid to Mr. Paladin in 2025 was $30,000. For additional information, refer to “Agreements with our Named Executive Officers ― Agreements with Other Former Principal Executive Officers ― Paladin Separation Agreement and Release” above.
(7)
Amounts shown for Messrs. Martell and Dorman includes amounts earned during periods when each served as independent directors. Mr. Martell was paid $49,458 in cash and received $150,000 in stock awards as an independent director before being appointed CEO. Mr. Dorman was paid $178,652 in cash and $150,000 in stock awards as Board Chair.
(8)
This amount represents the first half of Mr. Paladin’s new hire bonus as stated in his offer letter agreement, which he was permitted to retain pursuant to the terms of the Separation Agreement.
(9)
This amount represents the grant date fair value of stock awards granted during 2025. Mr. Paladin received 1,790,055 restricted stock units with a grant date fair value of $2,058,563, and 2,320,441 performance-based restricted stock units (at target) with a grant date fair value of $2,668,507, which was determined using the fair value of the stock underlying the award on the grant date assuming target achievement of the applicable performance-based criteria. Mr. Paladin’s awards were all forfeited during 2025 upon his separation from the Company. All other executives received only restricted stock unit awards during 2025.
(10)
This amount represents cash bonuses to Ms. Cariola paid in quarterly installments during 2025.

Outstanding Equity Awards as of December 31, 2025
__________________________________________________________________________________________________________________________________________________________________________________________________________________

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. All awards were granted under our 2018 Stock Plan or the Plan.

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) –- Exercisable	Number of Securities Underlying Unexercised Options (#) –- Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Frank Martell	5/13/2025(4)	-	-	-	-	182,926	369,511
	6/16/2025(5)	-	-	-	-	900,000	1,818,000
John Dorman	4/22/2025(11)	-	-	-	-	213,918	432,114
	5/13/2025(4)	-	-	-	-	182,926	369,571
Daryl Stemm	1/18/2022(6)	–	–	–	–	834	1,685
	1/24/2023(7)	76,616	76,616	2.87	1/24/2033	–	–
	1/23/2024(8)	42,834	128,503	3.36	1/23/2034	–	–
	1/22/2025(9)	–	-	-	-	259,740	524,675
Natalie Cariola	11/12/2024(12)	-	-	-	-	51,440	103,909
	1/22/2025(9)	-	-	-	-	259,740	524,675
	5/20/2025(13)	-	-	-	-	173,973	351,425
Brian McQuaid	1/22/2025(9)	-	-	-	-	58,441	118,051
	8/15/2025(14)	-	-	-	-	113,740	229,755
Isaiah DeRose-Wilson	8/17/2019(10)	1,421,613	–	0.47	8/17/2029	–	–
	1/24/2023(7)	102,154		2.87	1/24/2033	–	–
	1/23/2024(8)	42,834		3.36	1/23/2034	–	–

(1)
The grant date is the date upon which the vesting schedule for the award commences. Unless otherwise described in the footnotes below, the vesting of each equity award on a vesting date is subject to the applicable named executive officer’s continued service with us through such vesting date.
(2)
Each RSU represents a contingent right to receive one share of our Class A Common Stock.
(3)
The market value of the unvested RSUs are calculated by multiplying the number of unvested RSUs by the closing price of our Class A Common Stock, as reported on the NYSE, of $2.02 per share, on December 31, 2025.
(4)
These RSUs were granted for service on the Board. The RSUs vest in full on May 13, 2026, subject to continued service with us through such vesting date.
(5)
The RSUs vest as follows: one-fourth vest on September 30, 2026, and the remaining amount vest in three equal quarterly installments until vested in full on June 30, 2026.
(6)
The RSUs vest as follows: one-fourth vest on January 18, 2023, and the remaining vest in 36 equal monthly installments on each monthly anniversary of such date until vested in full.
(7)
The shares subject to the stock option vest as follows: one-fourth vest on January 24, 2024, and the remaining vest in three equal annual installments on the anniversary of such date until vested in full.

(8)
The shares subject to the stock option vest as follows: one-fourth vest on January 23, 2025, and the remaining vest in three equal annual installments on the anniversary of such date until vested in full.
(9)
The RSUs vest as follows: one-fourth vest on January 22, 2026, and the remaining vest in three equal annual installments on the anniversary of such date until vested in full.
(10)
The shares subject to the stock option are fully vested.
(11)
The RSUs vest in full on May 30, 2027, subject to continued service with us through such vesting date.
(12)
The RSUs vest as follows: one-fourth vest on November 12, 2025, and the remaining vest in three equal annual installments on the anniversary of such date until vested in full.
(13)
The RSUs vest as follows: one-half vest on May 20, 2026, and the remaining vest on May 20, 2027.
(14)
The RSUs vest as follows: one-fourth vest on August 14, 2026, and the remaining vest in three equal annual installments on the anniversary of such date until vested in full.

Equity Compensation Plan Information
__________________________________________________________________________________________________________________________________________________________________________________________________________________

The following table summarizes information about our equity compensation plans as of December 31, 2025. All outstanding awards relate to our Class A Common Stock.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities in column (a))
Equity compensation plans approved by security holders	12,898,386(1)	$1.47(2)	19,370,576 (3)
Equity compensation plans not approved by security holders (4)	218,977	—	6,281,023
Total	13,117,363 (1)	$1.47(2)	25,651,599 (3)

(1) Represents RSUs and stock options outstanding under the Plan and the Prior Plan as of December 31, 2025.

(2) Excludes shares issuable upon vesting of outstanding RSUs as of December 31, 2025, as they have no exercise price.

(3) Represents shares of our Class A Common Stock available for issuance under the Plan, the Inducement Plan, and the 2021 Employee Stock Purchase Plan (the “ESPP”), in each case, as of December 31, 2025. Awards available for grant under our Equity Incentive Plan and Inducement Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. As of December 31, 2025, (i) a total of 10,609,121 shares of Class A Common Stock were available for issuance under the Plan; (ii) a total of 6,281,023 shares of Class A Common Stock were available for issuance under the Inducement Plan; and (iii) a total of 8,761,455 shares of Class A Common Stock were available for issuance under the ESPP, including shares of our Class A Common Stock subject to purchase during the current purchase period as of such date, which commenced on February 1, 2026 (the exact number of which will not be known until the purchase date on July 31, 2026). The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (a) 2,000,000 shares of our Class A Common Stock, (b) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, and (c) such lesser number of shares as determined by the Board.

(4) Includes shares of our Class A common stock outstanding under the Inducement Plan, which was approved by the Board in January 2025.

STOCK OWNERSHIP INFORMATION OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock as of February 28, 2026:

➢
each of our named executive officers;
➢
each of our directors;
➢
all directors and executive officers as a group; and
➢
each person, or group of affiliated persons, known by us to beneficially own more than five percent of our Class A Common Stock.

The percentage of shares beneficially owned shown in the table is based on shares of Class A Common Stock outstanding as of February 28, 2026. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options, restricted stock units, or other rights held by the person that are currently exercisable or exercisable within 60 days of February 28, 2026. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares of our Class A Common Stock shown as beneficially owned by them. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise noted below, the address for persons listed in the table is c/o SmartRent, Inc., 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054. The information provided in the table below is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Shares Beneficially Owned - Class A Common Stock	% of Voting Power(†)
5% Holders
Entities affiliated with The Vanguard Group(1)	13,993,658	7.3%
Entities affiliated with Citigroup Inc.(2)	15,672,936	8.2%
Entities affiliated with RETV(3)	12,515,267	6.5%
Entities affiliated with Long Pond Capital, LP(4)	10,066,093	5.2%
Directors and Named Executive Officers
John Dorman	382,968	*
Alison Dean	53,003	*
Frank Martell(5)	3,013,796	1.6%
Michael Shane Paladin	-	*
Ana Pinczuk	95,778	*
Ann Sperling	157,968	*
Thomas Bohialian	350,000	*
Daryl Stemm(6)	319,420	*
Isaiah DeRose-Wilson	100,000	*
Natalie Cariola	66,450	*
Brian McQuaid	9,912	*
All directors and executive officers as a group (9 individuals)(7)	4,449,295	2.3%

* Denotes less than 1%.

† Each share of Class A Common Stock will be entitled to one vote per share.

(1)
Based upon information contained in a Schedule 13G/A filed on November 12, 2024, reporting shared voting power with respect to 116,519 shares of Class A Common Stock, sole dispositive power with respect to 13,718,465 shares of Class A Common Stock, and shared dispositive power with respect to 275,193 shares of Class A Common Stock by entities affiliated with The Vanguard Group (“Vanguard”). The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(2)
Based upon information contained in a Schedule 13G filed on November 10, 2025, reporting shared voting power and shared dispositive power with respect to 15,672,936 shares of Class A Common Stock by entities affiliated with Citigroup Inc. (“Citigroup”). The address for Citigroup is 388 Greenwich Street, New York, NY 10013.
(3)
Based upon information contained in a Schedule 13G filed on July 1, 2025, reporting shared voting power and shared dispositive power with respect to 12,515,267 shares of Class A Common Stock by entities affiliated with RET Ventures Strategic Fund GP, LLC (“RETV”). The address for RETV is 136 Heber Ave, Suite 304, Park City, UT 84060.
(4)
Based upon information contained in a Schedule 13G filed on February 13, 2025, reporting shared voting power and shared dispositive power with respect to 10,066,093 shares of Class A Common Stock by entities affiliated with Long Pond Capital, LP. The address for Long Pond Capital LP is 527 Madison Avenue, 15th Floor, New York, NY 10022.
(5)
Consists of (i) 2,563,796 shares of Class A Common Stock held by the Frank D. and Donna M. Martell Family Trust for which Mr. Martell and his spouse serve as trustees, and (ii) 450,000 shares of Class A Common Stock issuable pursuant to RSUs held by Mr. Martell that are settleable within 60 days of February 28, 2026.
(6)
Consists of (i) 118,828 shares of Class A Common Stock held by Mr. Stemm, and (ii) 200,592 shares of Class A Common Stock issuable pursuant to outstanding stock options held by Mr. Stemm that are exercisable within 60 days of February 28, 2026.
(7)
This number includes (i) 3,898,703 shares of Class A Common Stock held by directors and executive officers, (ii) 200,592 shares of Class A Common Stock issuable pursuant to outstanding stock options held by directors and executive officers, and (iii) 450,000 shares of Class A Common Stock issuable pursuant to RSUs held by directors and executive officers that are settleable within 60 days of February 28, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Specific due dates for these reports are prescribed by SEC rules, and we are required to report in this Proxy Statement any failure by directors, executive officers or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and executive officers, we believe that all such filing requirements were timely met during 2025, except for the following filings that were late due to clerical errors: (i) a late Form 4 report for Isaiah DeRose-Wilson filed on July 25, 2025, to report a restricted stock unit vesting event, (ii) an amendment to Natalie Cariola Form 3 was filed on December 30, 2025 to report Restricted Stock Units that were omitted from the original Form 3 filed May 16, 2025, (iii) a late Form 4 was filed on December 30, 2025 for Natalie Cariola, to report a restricted stock unit vesting event. In addition, the following 2026 filings were late due to clerical errors: (i) an amendment to Natalie Cariola Form 3 was filed on January 22, 2026 to report Restricted Stock Units that were omitted from the original Form 3 filed May 16, 2025; (ii) a late Form 4 was filed on January 22, 2026 for Natalie Cariola, to report a restricted stock unit vesting event; and (iii) a late Form 4 was filed on January 28, 2026 for Brian McQuaid, to report a restricted stock unit vesting event.

RELATED PARTY TRANSACTIONS

The following is a summary of transactions, since the beginning of our last fiscal year to which we have been or are to be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, named executive officers or holders of more than five percent of any class of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, had or will have a direct or indirect material interest.

Registration Rights Agreement

Upon the closing of the Business Combination, on August 24, 2021, we entered into a registration rights agreement with certain stockholders (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, we are required to register for resale certain securities held by the stockholders that are party thereto.

In addition, the stockholders have certain “piggy-back” registration rights. We will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the Registration Rights Agreement. We and the stockholders agree in the registration rights agreement to provide customary indemnification in connection with offerings of common stock effected pursuant to the Registration Rights Agreement.

Indemnification Agreements

Our certificate of incorporation contains provisions limiting the liability of directors, and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. In addition, we maintain standard policies of insurance under which coverage is provided (i) to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, while acting in their capacity as our directors and officers and (ii) to us with respect to payments which may be made by us to such officers and directors pursuant to any indemnification provision contained in our certificate of incorporation and bylaws or otherwise as a matter of law. We have additionally entered into indemnity agreements with each of our directors and named executive officers. Each indemnity agreement provides for indemnification and advancements by SmartRent of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Employment Arrangements and Equity Grants

We have entered into Employment Agreements with our named executive officers, which include certain termination benefits. For more information regarding these arrangements, see “Executive Employment Agreements” above. We have granted equity awards to our named executive officers and certain members of our Board. For a description of these equity awards, see the sections titled “Executive Compensation” and “Director Compensation.”

Sarah Roudybush, whose spouse is Lucas Haldeman, our former CEO and Board Chair, was employed by SmartRent as Chief of Staff until July 29, 2024. In connection with Ms. Roudybush’s termination on July 29, 2024, SmartRent and Ms. Roudybush entered into a Separation Agreement and Release (the “Roudybush Separation and Release Agreement”). The Roudybush Separation and Release Agreement provides that, in exchange for Ms. Roudybush executing a release of claims in favor of SmartRent and its affiliates, complying with restrictive covenants, and agreeing to other terms of the Roudybush Separation and Release Agreement, she will receive (i) a cash payment of $260,000 (reflecting twelve months of her base salary) which will be paid in approximately equal installments in accordance with the Company’s regular payroll practices for twelve months; (ii) a lump sum payment of $7,800 approximating the cost of twelve months of Company-covered cost of premiums required for continued group health care coverage; and (iii) the incremental fair value, which totaled $40,834, of accelerated vesting of any unvested equity awards (excluding performance based awards), that would have vested had Ms. Roudybush remained employed during the twelve-month period immediately following July 29, 2024.

Related Person Transaction Policy

Our Audit Committee has adopted a written policy and procedures with respect to related person transactions. Under this policy, a transaction constitutes a “related person transaction” if we (including any subsidiary or entity in which we or any of our subsidiaries has a 50% or greater interest, voting power, or profits) was, is, or will be a participant, and in which any related person had, has, or will have a direct or indirect material interest. A related person for the purposes of our policy is any of our named executive officers, our directors and director nominees, beneficial owners of more than five percent of our common stock, any immediate family member of any of the foregoing persons and any person (other than a tenant or employee) sharing the household of the foregoing persons. Since potentially difficult and complex materiality determinations may arise, our policy requires that all transactions with a related person be reported to our chief compliance officer to review the individual facts and circumstances of the transaction, relationship, arrangement, or series thereof, and determine if the transaction qualifies as a related person transaction under the policy.

Our Audit Committee must review and approve any related person transaction before we participate in the transaction. No member of our Audit Committee participates in any review, consideration, or approval of any related person transaction to which such member or any of his or her immediate family members is the related person. Our Audit Committee reports any transaction that the committee has approved under this policy at each meeting of our Board. If we become aware of related person transactions that had not previously approved or ratified under this policy, our Audit Committee evaluates all options, including, but not limited to, ratification, amendment or termination of the related person transaction based on all of the relevant facts and circumstances available to our Audit Committee.

In reviewing a related person transaction, our Audit Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to SmartRent; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. Our Audit Committee approves only those related person transactions that are in, or not inconsistent with, our best interests and those of our stockholders, as our Audit Committee determines in good faith.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

Our Board currently consists of six (6) members. The Board is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the Class II directors whose terms are then expiring. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

Nominees
__________________________________________________________________________________________________________________________________________________________________________________________________________________

Our Nominating and Corporate Governance Committee has recommended, and the Board has approved, Alison Dean and Frank Martell as nominees for election as Class II directors at the Annual Meeting. If elected, Ms. Dean and Mr. Martell will serve as Class II directors for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal. For more information about the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Ms. Dean and Mr. Martell have agreed to stand for election as Class II directors, and we have no reason to believe that any nominee will be unable to serve if elected. Should any director nominee become unavailable for election as a result of an unexpected occurrence, your proxy authorizes the persons named as proxies to vote for a substitute nominee if our Board so chooses, or our Board may reduce its size. The terms of office of the directors in Class III and Class I will not expire until the annual meeting of stockholders to be held in 2027 and 2028, respectively.

Vote Required
__________________________________________________________________________________________________________________________________________________________________________________________________________________

Directors are elected by a plurality of the votes cast. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above. If such nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

✓ Our Board recommends a vote FOR each of the Class II director nominees.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit this appointment for ratification by the stockholders at the Annual Meeting. Deloitte has been our independent registered public accounting firm since the consummation of the Business Combination on August 24, 2021.

Representatives of Deloitte are expected to be present during the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement. Our Board is submitting this appointment as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of our independent registered public accounting firm. If the stockholders fail to ratify this appointment, our Board will reconsider whether or not to retain Deloitte. Even if the appointment is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required
__________________________________________________________________________________________________________________________________________________________________________________________________________________

An affirmative vote from the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) will be required to ratify the appointment of Deloitte. Abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome of the proposal.

Principal Accountant Fees and Services
__________________________________________________________________________________________________________________________________________________________________________________________________________________

The following table provides the aggregate fees for services provided by our independent registered public accounting firm for the fiscal years ending December 31, 2024, and December 31, 2025.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Type of Fees	Deloitte ($)	Deloitte ($)
Audit Fees(1)	1,945,284	1,935,200
Audit-Related Fees(2)	-	-
Total Fees	1,945,284	1,935,200

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. We paid Deloitte $1,945,284 and $1,935,200 for the audit of our consolidated financial statements for the fiscal year ended December 31, 2024 and fiscal 2025, respectively, and the audits and quarterly interim reviews of predecessor periods.

(2)
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Deloitte for audit-related fees for the period from November 23, 2020, through December 31, 2025.

Audit Committee Approval
__________________________________________________________________________________________________________________________________________________________________________________________________________________

Our Audit Committee approved all of the foregoing services. Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. During 2024 and 2025, services provided by Deloitte were pre-approved by our Audit Committee in accordance with this policy.

✓ Our Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3: APPROVAL OF THE SMARTRENT, INC. 2021
EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED, INCLUDING AN INCREASE IN THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER

Overview

We are requesting that stockholders approve the SmartRent, Inc. 2021 Equity Incentive Plan (the “Plan”), as amended and restated, which increases the number of shares of our Class A common stock (“Shares”) that may be issued under the Plan by 20,000,000 shares (the “Share Increase”) and provides specific disclosure of equity award treatment upon a change in control (the “CIC Treatment,” and such Plan amendments, the “Amendment”). Upon recommendation of the compensation committee, the Board approved the amended and restated Plan on January 27, 2026 (to adopt the Share Increase) and March 10, 2026 (to adopt the CIC Treatment), subject to the approval of our stockholders at the Annual Meeting (the date of such approval, the “2026 Amendment Date”).

The amended and restated Plan, if approved by stockholders, will allow the Company to continue to provide equity awards as part of the Company’s compensation program, which is a critical tool for motivating, attracting, and retaining talented employees and for providing incentives that promote the success of the Company’s business and increased stockholder value. The Board and compensation committee believe that equity awards motivate high levels of performance, more closely align the interests of employees with those of stockholders by giving employees an opportunity to hold an ownership stake in the Company and provide an effective means of recognizing employee contributions toward the Company’s success.

The Plan initially was approved by the Board on May 12, 2021, and was approved by our stockholders on August 23, 2021. The Plan became effective as of August 24, 2021, upon the completion of the Business Combination. The Plan was subsequently amended and restated, effective as of May 14, 2024, to increase the number of Shares that may be issued under the Plan.

As of December 31, 2025, there were 10,609,121 Shares remaining available for issuance under the Plan. If the proposed amendment and restatement of the Plan is not approved by our stockholders, the Plan will remain in effect without being amended by the Amendment and awards will continue to be made under the Plan to the extent Shares remain available. However, in that case, we may not be able to continue our equity incentive program in the future or it may be severely limited. This could preclude us from successfully attracting and retaining highly skilled employees. The Board and compensation committee believe that the Amendment will enable us to continue to use the Plan to achieve our recruiting, retention, and incentive objectives and will be essential to our future success.

The Company’s executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Plan.

Our Board unanimously recommends that stockholders vote FOR the approval of the Company’s 2021 Equity Incentive Plan, as amended and restated.

Description of the Amendment

If our stockholders approve the amended and restated Plan, we currently anticipate that the Shares will be sufficient to meet our expected needs for the next three annual grant cycles.

Subject to adjustment upon changes in capitalization of the Company as provided under the Plan, the total number of Shares that will be reserved for issuance under the Plan, as amended and restated, will be equal to 44,400,000 Shares. In considering the number of Shares to be reserved for issuance under the amended and restated Plan, the Company took into account various factors, including the following:

•
Attracting and Retaining Talent. We considered the importance of an appropriately sized pool of Shares to continue to be able to attract, retain, and engage highly skilled personnel.
•
Equity Compensation in a Competitive Labor Market. In the enterprise smart home solutions industry, there is significant competition for experienced individuals with the skills necessary to execute our strategy and drive our business. Our success depends in large part on such key employees. To succeed in a competitive market for talent, it is important to provide competitive compensation packages that include equity compensation sufficient to meet our recruiting, retention, and incentive objectives.
•
Historical Grant Practices. Under our equity incentive plans, in fiscal years 2023, 2024, and 2025, we granted stock options and restricted stock units covering 6,015,986, 6,842,024 and 13,405,231 Shares (excluding any purchase rights under our 2021 Employee Stock Purchase Plan), respectively, for a total of 26,263,241 Shares over such three-year period.
•
Forecasted Grant Practices. We anticipate that the Shares reserved under the Plan, as amended and restated, based on currently projected Share use, will be sufficient for the granting of equity awards thereunder for approximately the next three years. As a result, we currently anticipate that we will be requesting additional Shares thereunder at our 2028 Annual Meeting. Despite the projected Share use described above, future circumstances and business needs, such as stock price volatility and higher than expected headcount increases, including officers and other key employees to support growth in our business development or merger and acquisition activity, may result in significantly higher or lower Share use than currently projected.
•
Overhang. As of February 28, 2026, our total overhang is 25.2%. For this purpose, we calculated total overhang as (x) the sum of (i) 1,750,257 Shares subject to outstanding options under the Plan and our 2018 Stock Plan (the “Prior Plan”), plus (ii) 15,773,875 Shares subject to outstanding and unvested restricted stock units under the Plan, Inducement Plan and Prior Plan, plus (iii) 10,992,229 Shares available for future issuance under the Plan and Inducement Plan, plus (iv) 20,000,000 additional Shares requested pursuant to this proposal, with such sum divided by 192,223,673, which is the total number of outstanding Shares of our Class A Common Stock as of February 28, 2026. Our issued overhang is 9.1%. For this purpose, we calculated issued overhang as (x) the sum of (i) 1,750,257 Shares subject to outstanding options under the Plan and Prior Plan, plus (ii) 15,773,875 Shares subject to outstanding and unvested restricted stock units under the Plan, Inducement Plan and Prior Plan, with such sum divided by 192,223,673, which is the total number of outstanding Shares of our Class A Common Stock as of February 28, 2026. Our Prior Plan previously terminated and, therefore, no additional equity awards have been granted under such plan since its termination or will be granted under such plan in the future. The following table shows, as of February 28, 2026, the number of Shares subject to outstanding options and restricted stock units granted under such plans, the weighted average exercise price of such options, and the weighted average remaining term of such options:

Outstanding Options and Restricted Stock Units

Equity Plan(1)	Number of Shares Subject to Outstanding Options (#)	Weighted Average Exercise Price of Outstanding Options ($)	Weighted Average Remaining Term of Outstanding Options (Years)	Number of Shares Subject to Outstanding Restricted Stock Units (#)
2021 Equity Incentive Plan	1,161,530	$3.12	7.59	15,089,782
2018 Stock Plan	588,727	$0.47	3.97	0
2025 Inducement Equity Incentive Plan	0	0	0	684,093
All Equity Plans	1,750,257	$2.23	6.37	15,773,875
(1)
Excludes the Company’s 2021 Employee Stock Purchase Plan.

Total Shares Available

Equity Plan	Number of Shares Available (#)	Requested Number of Shares (#)	Overhang (%)	Rationale
2021 Equity Incentive Plan	5,176,322	20,000,000	13.1	Primary equity pool for all equity awards to current employees
2025 Inducement Equity Incentive Plan	5,815,907	0	3.0	Used solely for new hire awards
All Equity Plans	10,992,229	20,000,000	16.1

Responsible Equity Plan Management. The Company is cognizant that its equity compensation programs have a dilutive effect on our stockholders, and therefore continuously strives to balance this concern with our need to recruit, retain, and incentivize our highly skilled personnel, who are critical in driving our business success. We intend to continue using the Plan as our primary vehicle for equity awards and the requested share authorization is intended to replenish the Plan to support ongoing, market-competitive compensation opportunities to current employees. Shares available under our Inducement Plan may only be used for new hire grants and are not available for ongoing employee awards. We expect to utilize the Inducement Plan only in limited circumstances when necessary for new hire awards. Replenishing the Plan is intended to support our ability to continue providing competitive equity awards to our employees.

Change in Control Provision. In addition to the Share Increase described above, the Plan, as amended and restated, specifies that in the event of a Change in Control (as defined in the Plan, including as amended and restated), each outstanding award will be assumed, substituted or continued in connection with the Change in Control, unless otherwise set forth in an award agreement or other applicable written agreement with the participant.

With respect to each outstanding award granted on or after the 2026 Amendment Date that is assumed, substituted or continued in connection with a Change in Control, unless otherwise set forth in an award agreement or other applicable written agreement with the participant, if a participant incurs an Involuntary Termination during the Change in Control Period (each as defined in the amended and restated Plan), then as of the date of such Involuntary Termination, the award will become fully vested and, if applicable, exercisable, with performance-based vesting conditions (if any) deemed achieved at 100% of target levels and all other terms and conditions met.

Under the amended and restated Plan, if an outstanding award or a portion of an award is not assumed, substituted or continued in connection with a Change in Control and otherwise will terminate as determined by the Committee, then the award (or applicable portion) will become fully vested and, if applicable, exercisable, and any such award (or applicable portion) that is subject to performance-based vesting conditions will be deemed to have achieved such conditions at 100% of target levels, in each case unless provided otherwise under the applicable award agreement or other applicable written agreement with the participant; provided, that the administrator of the Plan may in addition to or in lieu of such vesting treatment, provide for the cash-out of any such vested and unvested awards. In addition, in the event of a Change in Control, each outstanding award granted to a non‑employee director as compensation for service as a non-employee director will become immediately exercisable and vested in full and except to the extent assumed, substituted or continued or otherwise restricted by certain tax requirements relating to payment timing, will be settled immediately before the Change in Control.

Reasons for Voting for the Proposal

The Plan has been designed consistent with sound corporate governance practices:

•
No Evergreen Provision; Additional Shares Requires Stockholder Approval. The Plan does not contain any annual “evergreen” provision but instead reserves a fixed, maximum number of Shares for issuance under it. Stockholder approval will be required for increases in the Shares issuable under the Plan.
•
Option Repricing Prohibition. The Plan prohibits, without stockholder approval, any program providing for underwater options or stock appreciation rights to be exchanged for options or stock appreciation rights with lower exercise prices, full value awards or cash, or to be amended to reduce the exercise price.
•
Non-Employee Director Limits. The Plan provides that the aggregate grant date fair value of awards granted under the Plan as compensation for service as a non‑employee director, to a non‑employee director during any fiscal year of the Company, taken together with any cash compensation paid to such non‑employee director for service as a non‑employee director during such fiscal year, will not exceed $1,000,000.

•
No Dividends on Options and Stock Appreciation Rights Until Shares Are Issued or on Other Equity Awards While Unvested. Under the Plan, no participant will have any rights to dividends with respect to any Shares subject to options or stock appreciation rights until such Shares are issued following award exercise, and any dividends that may be payable on any other equity awards will be subject to the same vesting criteria as apply to the Shares subject to the awards on which such dividends would be paid.
•
Stock Ownership Guidelines. We maintain stock ownership guidelines, which apply to our executive officers and non-employee directors, as described further above, pursuant to which individuals subject to the guidelines are expected to hold a number of Shares with a fair market value equal to at least 5x annual base salary for our CEO, 2x annual base salary for other executive officers, and 5x base annual retainer for non‑employee directors.
•
No Tax Gross-Up for Golden Parachute Payments. The Plan does not provide for, and the Company has no obligations to provide, any gross-up for excise taxes that may be imposed on a participant in connection with the golden parachute payment provisions of Internal Revenue Code (“Code”) Section 280G.

Summary of the 2021 Equity Incentive Plan, As Amended and Restated

This section summarizes certain principal features of the Plan, as amended and restated. The summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Appendix B to this Proxy Statement.

General. The purpose of the Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain, and reward employees and other service providers and by motivating them to contribute to our growth and profitability. These incentives are provided through the grant of stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance shares, performance units, other stock-based awards, and cash-based awards.

Authorized Shares. Under the amended and restated Plan, our stockholders are being asked to approve a Share Increase of 20,000,000 Shares to the maximum aggregate number of Shares that may be issued under the Plan. Thus, if our stockholders approve the Plan, as amended and restated, then subject to the adjustment provisions in the Plan, the maximum aggregate number of Shares that may be issued under the Plan will be (1) the Share Increase plus (2) the 8,900,000 shares approved by shareholders on May 14, 2024, plus (3) 15,500,000 approved by shareholders on August 23, 2021, subject to the adjustment provisions in the Plan, which also will constitute the maximum number of Shares that may be issued under the amended and restated Plan for purposes of Shares issuable pursuant to the exercise of any incentive stock options granted under the Plan. Shares issuable under the Plan will consist of authorized but unissued or reacquired shares of our Class A Common Stock or any combination thereof. As of February 28, 2026, a total of 16,251,312 Shares were subject to awards outstanding under the Plan and the number of Shares that were available for future issuance under the Plan was 5,176,322 Shares.

Share Counting. If an award granted under the Plan expires or otherwise terminates or is cancelled without having been exercised or settled in full, or if Shares acquired under an award that are subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, the Shares allocable to the terminated portion of the award or such forfeited or repurchased Shares will again become available for issuance under the Plan. If the exercise price of a stock option is paid by tender to the Company, or attestation of ownership, of Shares owned by the participant or by means of a net exercise (referring generally to the Company’s reduction of Shares otherwise issuable to the participant upon exercise having a fair market value that covers the aggregate exercise price for the exercised Shares), then the number of Shares available for issuance under the Plan will be reduced by the net number of Shares for which the option is exercised. Upon payment in Shares pursuant to the exercise of stock appreciation rights, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. Shares will not be considered issued under the Plan and therefore will not reduce the number of Shares available for issuance to the extent an award is settled in cash or Shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made in the number and kind of shares subject to the Plan and any outstanding awards, to the numerical limits on shares that may be issued pursuant to the exercise of incentive stock options granted under the Plan, and in the exercise or purchase price per share under any outstanding award, in order to prevent dilution or enlargement of participants’ rights under the Plan, in the event of any change in the Shares effected without receipt of consideration by the Company whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of a dividend or distribution to our stockholders in a form other than Shares (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our Shares, subject to any required action by the stockholders. In such circumstances, the Committee also has the discretion under the Plan to adjust other terms of outstanding awards to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate. If a majority of the shares, that are of the same class as the shares subject to outstanding awards granted under the Plan, are exchanged for, converted into, or otherwise become (whether or not pursuant to an “Ownership Change Event,” as defined in the Plan) shares of another corporation (the “Converted Shares”), the Committee (as defined below) may unilaterally amend the outstanding awards to provide that such awards are for Converted Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, such outstanding awards will be adjusted in a fair and equitable manner as determined by the Committee.

Non-Employee Director Award Limits. The aggregate grant date fair value (computed as of the date of grant in accordance with U.S. generally accepted accounting principles) of all awards granted under the Plan as compensation for service as a non‑employee director, to a non‑employee director during any fiscal year of the Company, taken together with any cash compensation paid to such non‑employee director for service as a non‑employee director during such fiscal year, will not exceed $1,000,000.

Administration. The Plan is administered by the compensation committee, although the Board retains the right to appoint such other committee or subcommittee of the Board to administer the Plan, with such powers as the Board may specify. The Board also may administer the Plan. For purposes of this summary of the Plan, the term “Committee” will refer to the compensation committee, the Board, or any such other duly appointed committee administering the Plan. The Committee may delegate to one or more of our officers the authority to grant awards to employees of the Company or any parent or subsidiary corporation or other affiliated entity of the Company, who are not officers, directors, or other person whose transactions in Shares are subject to Section 16 of the Exchange Act (“Insider Participants”), subject to applicable law, certain limitations contained in the Plan, and award guidelines established by the Committee. With respect to participation in the Plan by Insider Participants and while any Company securities are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered in compliance with the requirements of Rule 16b‑3 of the Exchange Act.

Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, the fair market value of Shares or other property and the terms and conditions of the awards granted under the Plan. The Committee, subject to certain limitations under the Plan, may amend, modify, extend, cancel, or renew any award, waive any restrictions or conditions applicable to any award or shares issued under the award, and accelerate, continue, extend, or defer the exercisability or vesting of any award or shares issued under the award. The Committee may permit or require the deferral of payment or settlement of an award, subject to the provisions of the Plan. The Committee has the power to make all other determinations and take such other actions with respect to the Plan or any award under the Plan as the Committee may deem advisable, to the extent not inconsistent with the Plan provisions or applicable law. The Committee will interpret the Plan and awards granted under it, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Plan or any award under the Plan.

Plan administration expenses are paid by the Company. The Plan additionally provides, subject to certain limitations, for indemnification by the Company generally of any director, officer or employee for certain expenses relating to administration of the Plan, which may include certain attorneys’ fees and amounts paid in a settlement or judgment in connection with the defense of any action, suit or proceeding relating to the Plan.

All awards granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant, specifying the terms and conditions of the award, consistent with the requirements of the Plan.

Prohibition of Option and SAR Repricing. The Plan expressly provides that, without the approval of our stockholders, the Committee will not approve a program providing for any of the following, with respect to options or stock appreciation rights with exercise prices per share greater than the fair market value of a Share (“Underwater Awards”): either the cancellation of such outstanding Underwater Awards in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of such outstanding Underwater Awards to reduce the exercise price; the grant of new full value awards in exchange for the cancellation of such outstanding Underwater Awards; or the cancellation of such outstanding Underwater Awards in exchange for cash payments. Full value awards generally refers to awards granted under the Plan that are settled in Shares, excluding any options and stock appreciation rights, and restricted stock purchase rights or other stock-based awards for which the Company receives payment equal to the fair market value at grant of the shares subject to such award.

Eligibility. Awards may be granted to employees and consultants of the Company or any parent or subsidiary corporation or other affiliated entity of the Company, and members of the Board. However, incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of February 28, 2026, there are approximately 113 such employees (including 4 executive officers of the Company), 0 such consultants, and 5 such non‑employee directors who would be eligible to participate in the Plan.

Stock Options. The Plan permits the grant of options as nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price per share of an option may not be less than the fair market value of a Share on the date of grant, other than certain options granted in assumption or substitution for another option in connection with certain corporate transactions. However, any incentive stock option granted to a person who at the time of grant owns stock with more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a Share on the date of grant.

The Plan provides that the option exercise price may be paid in cash or in the Committee’s discretion and subject the terms of the Plan, by cashless exercise (generally referring to irrevocable instructions delivered to a broker to assign to the Company the proceeds of a disposition of shares being exercised under the award); net exercise (generally referring to the reduction of shares otherwise issuable upon option exercise having a fair market value that covers the aggregate exercise price of the exercised Shares); a tender to the Company, or attestation of ownership, of Shares owned by the participant having a fair market value covering the aggregate exercise price for the exercised Shares; such other lawful consideration as approved by the Committee; or any combination of these.

The Committee determines the terms and conditions of options, including vesting and exercisability. The maximum term of any option granted under the Plan is ten years or such shorter period specified in the award agreement, and an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, any unvested option will terminate immediately upon the participant’s termination of service, and a vested option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s disability or death (or such death occurs within three months of service termination or such shorter or longer period that the Committee may specify), the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date. If the exercise of an option is prevented due to certain conditions preventing the lawful issuance of Shares under the option, the option will remain exercisable until the later of 30 days after the date such exercise no longer will be so prevented, or the end of the option’s post-termination exercise period, but in any event no later than the option’s expiration date. Notwithstanding any Plan provision to the contrary, if a participant’s service is terminated for cause or if, following the participant’s termination and during the period the option otherwise would remain exercisable, the participant engages in any act that would constitute cause, the option will terminate immediately.

Stock Appreciation Rights. The Plan permits the grant of stock appreciation rights either in tandem with an option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the related option for Shares or the exercise of such Tandem SAR. A Tandem SAR is exercisable only at the time and only to the extent that the related option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to the terms and conditions specified by the Committee. The exercise price per share of each stock appreciation right may not be less than the fair market value of a Share on the date of grant, other than certain stock appreciation rights granted in assumption or substitution for other stock appreciation rights, such as in connection with certain corporate transactions.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the exercised Shares over the aggregate exercise price for such Shares. Payment upon exercise of a Tandem SAR may be made only in Shares, while payment upon exercise of a Freestanding SAR may be made in cash and/or Shares. A Tandem SAR will terminate no later than the date the related option expires or is terminated or cancelled. The maximum term of any Freestanding SAR is ten years. If, on the date on which an exercisable stock appreciation right would terminate or expire, the exercise of such stock appreciation right would result in payment to its holder, then such stock appreciation right automatically will be deemed exercised as of such date. The Company may elect to discontinue such deemed exercise at any time or to restrict such deemed exercise to certain groups of participants. The terms and conditions relating to the period of exercisability following termination of service with respect to options (as summarized further above) generally also apply to stock appreciation rights.

Restricted Stock Awards. The Plan permits the grant of restricted stock awards either in the form of a restricted stock purchase right, giving a participant a right to purchase Shares, or in the form of a restricted stock bonus, pursuant to which Shares are granted to the participant, in consideration for services rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase rights. A restricted stock purchase right will be exercisable for such period determined by the Committee, which will not exceed thirty (30) days from the award’s date of grant. Subject to the terms of the Plan, a participant may pay the purchase price under a restricted stock purchase right in cash, other consideration as the Committee approves and as permitted by applicable law, or in any combination of these methods.

Restricted stock awards may (but need not) be subject to vesting conditions as the Committee specifies, which may include service and/or the attainment of one or more performance goals which may be those described below in connection with performance shares and performance units. Participants holding restricted stock generally will have the rights of a stockholder with respect to the Shares subject to the award, including the right to vote and receive any dividends and other distributions paid with respect to such Shares, except that such dividends or distributions will be subject to the same restrictions as the applicable Shares under the restricted stock award on which they were paid.

Unless otherwise provided by the Committee, if a participant’s service terminates for any reason, the Company will have the ability to repurchase for the purchase price paid by the participant any shares acquired by the participant under a restricted stock purchase right that remain unvested and the participant will forfeit to the Company any then unvested shares under a restricted stock bonus.

Restricted Stock Units. The Plan permits the grant of restricted stock units, or RSUs, which represent unfunded bookkeeping entries generally granting rights to receive Shares or, if determined by the Committee in the award agreement, in lieu thereof a cash payment equal to the fair market value thereof. No monetary payment is required for receipt of RSUs. The Committee may (but need not) require that the RSUs be subject to vesting, including based on service, or the attainment of one or more performance goals which may be those described below in connection with performance shares and performance units. Unless otherwise provided by the Committee, if a participant’s service terminates for any reason, the participant will forfeit any then unvested RSUs.

Performance Shares and Performance Units. The Plan permits the grant of performance shares and performance units (“Performance Awards”), which generally consist of unfunded bookkeeping entries granting the right to receive payment upon attainment of applicable performance goals. Unless determined otherwise by the Committee, each performance share will have an initial value equal to the fair market value of a Share at grant, and each performance unit will have an initial value established by the Committee at grant. Performance Awards may be settled in cash, Shares, or a combination of both.

The Committee will establish one or more performance goals applicable to a Performance Award and such other terms and conditions for determining the final value and any payout under the award. The Committee, in its discretion, will determine the performance goals under a Performance Award, which may include, but are not limited to: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project and completion of a joint venture or other corporate transaction and personal performance objectives established for an individual participant or group of participants. To prevent the dilution or enlargement of a participant’s rights with respect to a Performance Award, the Committee may make certain appropriate adjustments (whether positive or negative) in the method of calculating any applicable performance measures for the applicable performance period. The Committee also may make adjustments to amounts payable under a Performance Award to reflect the participant’s individual job performance or other factors determined by the Committee. Following completion of the applicable performance period, the Committee will determine the extent to which the applicable performance goals have been attained during the performance period and the resulting value to be paid to the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. Unless otherwise provided by the Committee, if a participant’s service terminates before completion of the performance period, the Performance Award will be forfeited.

Cash-Based Awards and Other Stock-Based Awards. The Plan permits the grant of cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will be denominated in Shares, may be expressed in terms of Shares or units based on Shares, or may provide for the transfer of Shares or payment in cash or otherwise of amounts based on the value of Shares.

Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals, including goals similar to those described above in connection with Performance Awards. Settlement of awards may be in cash, Shares or other securities, or a combination thereof, as determined by the Committee. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Dividend Equivalent Rights. Participants generally have no voting rights or rights to receive dividends with respect to any awards until Shares are issued under such awards to the participant. However, the Committee may grant dividend equivalent rights with respect to Shares subject to any RSUs, performance shares, or stock-based awards, which generally would credit the participant with the right to receive cash or additional Shares under the award equal to any cash dividends. Dividend equivalent rights are subject to the same vesting conditions and settlement terms as the applicable Shares subject to the award.

Non-Transferability. Awards granted under the Plan generally are nontransferable by the participant other than by will or by the laws of descent and distribution. Shares acquired pursuant to a restricted stock award may not be transferred until vested, except pursuant to an Ownership Change Event or by will or the laws of descent and distribution. Options, stock appreciation rights, and restricted stock purchase rights generally are exercisable during the participant’s lifetime only by the participant. However, the Committee may permit an option, Tandem SAR related to a nonstatutory stock option, or Freestanding SAR to be assigned or transferred to certain family members or certain trusts or certain other limited entities and, in the case of an incentive stock option, to the extent that the transfer will not disqualify its tax qualification status as an incentive stock option.

Change in Control. The Plan as amended and restated provides that in the event of a Change in Control (as defined in the Plan, including as amended and restated), each outstanding award will be assumed, substituted or continued in connection with the Change in Control, unless otherwise set forth in an award agreement or other written agreement authorized by the Committee between the Company and the participant (an “individual agreement”). With respect to each outstanding award granted on or after the 2026 Amendment Date that is assumed, substituted or continued in connection with a Change in Control, unless otherwise set forth in an award agreement or individual agreement, if a participant incurs an Involuntary Termination during the Change in Control Period (each as defined in the amended and restated Plan), then the award will become fully vested and, if applicable, exercisable, with performance-based vesting conditions (if any) deemed achieved at 100% of target levels and all other terms and conditions met. Further, under the amended and restated Plan, if an outstanding award or portion of the award is not assumed, substituted or continued in connection with a Change in Control and otherwise will terminate as determined by the Committee, then the award (or applicable portion) will become fully vested and, if applicable, exercisable, and any such award (or applicable portion) that is subject to performance-based vesting conditions will be deemed to have achieved such conditions at 100% of target levels, in each case unless provided otherwise under the award agreement or individual agreement; provided, that the Committee may in addition to or in lieu of such vesting treatment, provide for the cash-out of any such vested and unvested awards. The Committee is not obligated to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly. In addition, in the event of a Change in Control, each outstanding award granted to a non‑employee director as compensation for service as a non-employee director will become immediately exercisable and vested in full and except to the extent assumed, substituted or continued or otherwise restricted by certain tax requirements relating to payment timing, will be settled immediately before the Change in Control.

Prior to the Amendment, the Plan provided that upon a Change in Control, outstanding awards will be subject to the definitive agreement entered into by the Company in connection with such Change in Control. The Committee in its discretion may provide for acceleration of exercisability, vesting, or settlement of awards in connection with a Change in Control, including in relation to the termination of a participant’s service before, upon or after a Change in Control. Upon a Change in Control, without the consent of any participant, any awards (or portions of awards) that are denominated in Shares may be cancelled in exchange for cash, stock or other property, and any outstanding awards (or portions of awards) may be assumed or continued, or substituted with substantially equivalent awards with respect to the acquirer’s stock. Any awards (or portions of awards) not assumed or otherwise continued will terminate upon the Change in Control. Any awards granted to a non‑employee director as compensation for service as a non‑employee director will become immediately exercisable and vested in full and except to the extent assumed, substituted or continued or otherwise restricted by certain tax requirements relating to payment timing, will be settled immediately before the Change in Control.

For purposes of the Plan (including as amended and restated), a “Change in Control” generally means the occurrence of any one or more of the following: (a) a person (with certain exceptions described in the Plan) acquiring beneficial ownership of more than 50% of the total fair market value or total combined voting power of the Company’s securities entitled to vote in the election of the Company’s directors; (b) a date specified by the Committee after stockholders have approved a plan of complete liquidation or dissolution of the Company; or (c) an Ownership Change Event or series thereof in which Company stockholders immediately before such event or series do not retain more than 50% beneficial ownership of the total combined voting power of securities entitled to vote generally in the election of the Company’s directors or (if applicable) the entity to which the assets of the Company are transferred. However, a Change in Control will not include a transaction described in either of the foregoing clauses (a) or (c) if a majority of the members of the board of directors of the continuing or surviving or successor entity, or its parent, immediately after such transaction, consists of incumbent directors.

For purposes of the Plan (including as amended and restated), an “Ownership Change Event” generally means (a) a sale or exchange of more than 50% of the total combined voting power of the Company’s securities entitled to vote in the election of the Company’s directors; (b) a merger or consolidation in which the Company is a party; or (c) the sale, exchange or transfer of all or substantially all of the Company’s assets (other than to one or more subsidiaries of the Company).

For purposes of the amended and restated Plan, an “Involuntary Termination” generally means the termination of the participant’s employment (i) by the Company without Cause (and not due to the participant’s death or Disability) (each as defined in the Plan, including as amended and restated) or (ii) by the participant for Good Reason (as defined in the amended and restated Plan), but with respect to this clause (ii), if and only if Good Reason is defined in the applicable award agreement for such participant’s award.

For purposes of the amended and restated Plan, “Good Reason” has such meaning ascribed to such term in the applicable award agreement.

For purposes of the amended and restated Plan, “Change in Control Period” generally means, with respect to an award, unless otherwise set forth in the award agreement or individual agreement, the period beginning as of a Change in Control and ending on (and inclusive of) the date that is the one-year anniversary of such Change in Control.

Withholding. The Company may deduct from the Shares issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, Shares having a fair market value equal to all or any part of any applicable tax withholding obligations. The fair market value of any Shares used to satisfy any such tax withholding obligations will not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a participant to direct a broker, upon the vesting, exercise, or settlement of an award, to sell a portion of the shares subject to the award to cover the applicable tax withholding obligations and to remit such tax withholding amount to the Company in cash.

Amendment, Suspension or Termination. The Committee may amend, suspend, or terminate the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of Shares authorized for issuance under the Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation, or rule, including the rules of any stock exchange on which the Shares are then listed.

The Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Plan following the tenth anniversary of the date of approval of the Plan’s adoption by the Board which approval occurred on May 12, 2021. No amendment, suspension or termination of the Plan may materially adversely affect an outstanding award without participant consent, unless necessary or advisable to comply with any applicable law, regulation, or rule.

Clawback. To the extent that any clawback or similar provisions applicable to awards under the Plan are required by applicable law, listing standards and/or policies adopted by the Company, awards under the Plan will be subject to such provisions. In addition, the Committee may specify in an award agreement that the participant’s rights, payments, and benefits under an award will be subject to reduction, cancellation, forfeiture, or recoupment upon specified events, which may include, for example, termination of service for cause. The Plan further provides that, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance, as result of misconduct, with any financial reporting requirement under securities laws, then any participant who knowingly or through gross negligence engaged in misconduct or failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will be required to reimburse the Company for any payments under awards received within 12 months following public issuance or SEC filing of the financial document embodying such financial reporting requirement, and any profits realized from sale of Company securities during such 12-month period.

New Plan Benefits

Our executive officers and non‑employee directors have an interest in this proposal because they are eligible to receive awards under the Plan. The offer letter between Frank Martell and the Company (or CEO offer letter), provides that, following the date of each of the Annual Meeting and the 2027 annual meeting of the Company’s stockholders, and subject to Mr. Martell’s continued service through the applicable grant date, Mr. Martell will be granted time-based RSUs covering 600,000 Shares and performance-based RSUs covering 600,000 Shares (at target). Pursuant to the CEO offer letter, such RSU award to be granted in connection with the Annual Meeting will be scheduled to vest in four substantially equal quarterly installments from July 1, 2026, through June 30, 2027, and such RSU award to be granted in connection with the 2027 annual meeting of the Company’s stockholders will be scheduled to vest in four substantially equal quarterly installments from July 1, 2027, through June 30, 2028. The CEO offer letter provides for each such performance-based RSU award to become eligible to vest subject to the satisfaction of any financial and/or strategic goals applicable to the award as determined by the Compensation Committee after consultation with Mr. Martell. If, at the Annual Meeting or the 2027 annual meeting of the Company’s stockholders, the Company’s stockholders do not approve a sufficient increase to the share reserve under the Plan to be able to grant Mr. Martell’s equity awards, then the time-based and performance-based RSU awards associated with that annual meeting of the Company’s stockholders will not be granted (or will be granted to a lesser extent) and the CEO offer letter provides that Mr. Martell instead will be granted a cash-based award of $1,200,000 (or such lesser amount equal to the portion of the equity awards that were not made for such year) subject to vesting, with 50% of such cash-based award becoming vested and earned on the same vesting schedule that would have applied to the corresponding time-based RSU award had it been made, and 50% of such cash-based award (at target) becoming vested and earned subject to the satisfaction of any financial and/or strategic goals applicable to the award as determined by the Compensation Committee after consultation with Mr. Martell. Vesting is subject to Mr. Martell’s continued service, whether as a Company employee, director or consultant, through each applicable vesting date.

Additionally, our non-employee directors are eligible to receive certain automatic awards as specified in our non‑employee director compensation policy, as discussed above in the section titled “Non‑Employee Director Compensation.” As of the date of the Annual Meeting and pursuant to our non‑employee director compensation policy, each individual who is a non‑employee director automatically will be granted an award of RSUs under the Plan with a value of $150,000 (the “Annual Awards”).

The following table sets forth the number of Shares subject to equity awards to be granted to Mr. Martell as provided in the CEO offer letter, subject to Mr. Martell’s continued service through the applicable grant dates, and the grant date fair value of the Annual Awards to be granted to our non‑employee directors on the date of the Annual Meeting, subject to the non-employee director’s continued service on the Board through such date. The grant date fair value of the equity awards to be granted to Mr. Martell, and the number of Shares that will be subject to the Annual Awards for our non-employee directors, will not be known until their date of grant. As of March 18, 2026, the closing price of a share of our Class A Common Stock was $1.61. If our stockholders do not approve at the Annual Meeting the amendment and restatement of the Plan to increase the Shares issuable under the Plan, then the Plan will continue under its current terms, without the Amendment, until its automatic termination in 2031 (unless earlier terminated by the Committee).

2021 Equity Incentive Plan

Name and Position of Individual or Group	Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Frank Martell, Chief Executive Officer and President	―(1)	2,400,000
John Dorman, Former Interim President and Interim Chief Executive Officer	―	―
Michael Shane Paladin, Former President and Chief Executive Officer	―	―
Daryl Stemm, Chief Financial Officer and Former Interim Principal Executive Officer	―	―
Natalie Cariola, Chief Revenue Officer	―	―
Brian McQuaid, General Counsel	―	―
Isaiah DeRose-Wilson, Former Chief Technology Officer	―	―
All current executive officers, as a group (4 individuals)	―(1)	2,400,000
All current directors who are not executive officers, as a group (5 individuals)	750,000	―(2)
All employees, including all current officers who are not executive officers, as a group	―(1)	2,400,000

(1)
The grant date fair value of the time-based and performance-based RSU awards will not be determinable until the awards’ grant date.
(2)
The number of Shares subject to each such RSU award will be determined by dividing $150,000 by the closing price of a Share on the grant date, with any resulting fractional Share rounded down to the nearest whole Share. Each of the following non-employee directors is expected to be granted such an RSU award on the date of the Annual Meeting, subject to the non-employee director’s continued

service on the Board through such date: Ann Sperling, Ana Pinczuk, Thomas Bohjalian, John Dorman and Alison Dean.

Number of Awards Granted to Employees and Directors.

The awards that an employee (including any officer), Board member, or consultant may receive under the Plan cannot be determined in advance because the granting of such awards is subject to the discretion of the Committee (other than certain 2026 and 2027 awards for Mr. Martell and the automatic Annual Awards for our non-employee directors, as described above).

The following table sets forth the grant date fair value and number of Shares subject (at grant) to awards granted under the Plan during our fiscal year 2025, with respect to options and restricted stock units to the individuals and groups set forth in the table below.

Name of Individual or Identity of Group and Principal Position	Grant Date Fair Value of Stock Options ($)	Number of Shares Subject to Stock Options (#)	Aggregate Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Frank Martell, Chief Executive Officer	―	―	1,748,399	1,982,926
John Dorman, Former Interim President and Interim Chief Executive Officer	―	―	322,845	396,844
Michael Shane Paladin, Former President and Chief Executive Officer	―	―	―	―
Daryl Stemm, Chief Financial Officer and Former Interim Principal Executive Officer	―	―	400,000	259,740
Natalie Cariola, Chief Revenue Officer	―	―	549,964	433,713
Brian McQuaid, General Counsel	―	―	240,136	172,181
Isaiah DeRose-Wilson, Former Chief Technology Officer	―	―	549,964	433,713
All current executive officers, as a group (4 individuals)	―	―	2,938,499	2,848,560
All current directors who are not executive officers, as a group (5 individuals)	―	―	949,078	1,120,368

Name of Individual or Identity of Group and Principal Position	Grant Date Fair Value of Stock Options ($)	Number of Shares Subject to Stock Options (#)	Aggregate Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
All employees, including all current officers who are not executive officers, as a group	―	―	10,356,439	7,427,271

The following table sets forth the grant date fair value and number of Shares subject (at grant) to awards granted under the Plan through the Record Date, with respect to options and restricted stock units, to the individuals and groups set forth in the table below.

Name of Individual or Identity of Group and Principal Position	Grant Date Fair Value of Stock Options ($)	Number of Shares Subject to Stock Options (#)	Aggregate Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Frank Martell, Chief Executive Officer and President	―	―	5,734,014	4,277,804 (1)(2)
John Dorman, Former Interim President and Interim Chief Executive Officer	―	―	1,172,838	554,812
Michael Shane Paladin, Former President and Chief Executive Officer	―	―	―	―
Daryl Stemm, Chief Financial Officer and Former Interim Principal Executive Officer	1,015,468	324,569	1,125,000	546,833
Natalie Cariola, Chief Revenue Officer	―	―	1,300,784	880,205
Brian McQuaid, General Counsel	―	―	665,136	419,274
Isaiah DeRose-Wilson, Former Chief Technology Officer	1,162,059	375,646	1,091,326	498,729
All current executive officers, as a group (4 individuals)	1,015,468	324,569	8,824,933	6,124,116 (1)(2)
All current directors who are not executive officers, as a group (5 individuals)	―	―	2,799,063(3)	1,489,307

Name of Individual or Identity of Group and Principal Position	Grant Date Fair Value of Stock Options ($)	Number of Shares Subject to Stock Options (#)	Aggregate Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Each nominee for election as a director:(4)
Alison Dean	―	―	299,998	235,929
Each associate of any such directors, executive officers or nominees	―	―	―	―
Each other person who received or is to receive 5% of such options, warrants or rights:(4) Lucas Haldeman(5)	7,262,890	2,347,794	5,938,566	696,333
All employees, including all current officers who are not executive officers, as a group	18,507,855	5,676,467	46,432,514	18,391,886
(1)
Includes performance-based restricted stock units covering 1,119,186 (at target) with a grant date target value of $1,925,000 granted to Mr. Martell. The maximum number of shares issuable under the performance-based restricted stock units based on maximum performance was 200% of the target award.
(2)
In addition to the awards granted under the Plan through the Record Date as shown, as discussed further above, Mr. Martell’s CEO offer letter provides that, following the date of each of the Annual Meeting and the 2027 annual meeting of the Company’s stockholders, and subject to Mr. Martell’s continued service through the applicable grant date, Mr. Martell will be granted time-based RSUs covering 600,000 Shares and performance-based RSUs covering 600,000 Shares (at target), or awards covering a total of 2,400,000 shares. However, the grant date fair value of the time-based and performance-based RSU awards will not be determinable until the awards’ grant date.
(3)
In addition to the awards granted under the Plan through the Record Date as shown, our non-employee directors are eligible to receive Annual Awards under the Plan with a value of $150,000 as specified in our non‑employee director compensation policy. The number of Shares subject to each such RSU award is not determinable until the awards’ grant date, as such number will be calculated by dividing $150,000 by the closing price of a Share on the grant date, with any resulting fractional Share rounded down to the nearest whole Share.
(4)
Amounts for Mr. Martell are as shown further above in the table.
(5)
Mr. Haldeman is our former Chief Executive Officer, director, and founder.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. A participant generally recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless, in the case of exercise, the participant is subject to alternative minimum tax). Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “Disqualifying Disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a Disqualifying Disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the excess if any of the fair market value of the shares on the date when the option is exercised over the exercise price paid. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares no longer are subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the IRS no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to any applicable income and employment tax withholdings. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the excess, if any, of the fair market value of the shares on the determination date over the price paid, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of an RSU, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to any applicable income and employment tax withholdings. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the excess if any of the fair market value of the shares on the determination date (as defined above under “Restricted Stock”) over any price paid, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax. A participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of Shares issued pursuant to awards granted under the Plan. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Effect on the Company. We generally should be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). However, special rules limit the deductibility of compensation paid to our CEO and other “covered employees” as determined under Section 162(m) of the Code (“Section 162(m)”) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals generally will be deductible only to the extent that it does not exceed $1,000,000.

Summary

The amended and restated Plan includes two amendments: (i) an increase in the total number of Shares reserved for issuance under the Plan equal to 44,400,000 Shares, and (ii) a clarification of the treatment of awards in connection with a Change in Control upon a qualifying termination of employment. The Board believes that it is in the best interests of the Company and our stockholders to continue to provide employees, consultants, and directors with the opportunity to acquire an ownership interest in the Company through the grant of equity awards under the Plan and thereby encourage them to remain in our service and more closely align their interests with those of our stockholders. The Board also believes that clarifying the treatment of awards in connection with a change in control upon a qualifying termination promotes transparency and consistency, reduces uncertainty for participants, and aligns the Plan with the Company’s compensation philosophy and market practice.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal. Broker non-votes (if any) are not counted as votes cast and have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that stockholders vote FOR the approval of the Company’s 2021 Equity Incentive Plan, as amended and restated.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with our management. The Audit Committee has discussed with its independent registered public accounting firm, Deloitte, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Audit Committee

Alison Dean (Chair)

John Dorman

Tom Bohjalian

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the associated proxy to vote on such matters in accordance with their best judgment.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement, our Annual Report on Form 10-K, at https://investors.smartrent.com, or a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to our Corporate Secretary at 6811 E. Mayo Blvd., 4th Floor, Phoenix, AZ 85054.

* * * * *

By order of the Board,

/s/

John Dorman

Chair of the Board of Directors

Phoenix, Arizona

April 1, 2026

APPENDIX A

	For the years ended December 31,
	2025	2024
	(dollars in thousands)
Net loss	$ (60,558)	$ (33,643)
Interest income, net	(3,921)	(8,242)
Income tax expense (benefit)	41	267
Depreciation and amortization	8,430	6,495
EBITDA	(56,008)	(35,123)
Legal matter	1,892	8,325
Stock-based compensation	8,779	10,766
Impairment of investment in non-affiliate	-	2,250
Goodwill impairment	24,929	-
Inventory write-off	1,794	-
Non-recurring warranty provision	(500)	291
Compensation expense in connection with acquisitions	-	-
Other acquisition expenses	(231)	(725)
Other non-operating expenses	2,912	4,334
Adjusted EBITDA	$ (16,433)	$ (9,882)

We define EBITDA as net income (loss) computed in accordance with GAAP before interest income, net, income tax expense (benefit) and depreciation and amortization.

We define Adjusted EBITDA as EBITDA before expenses related to non-recurring legal matters, stock-based compensation, impairment of investment in a non-affiliate, non-employee warrant expense, non-recurring warranty provisions, compensation expense in connection with acquisitions, other acquisition expenses, and other expenses caused by non-recurring, or unusual, events that are not indicative of our ongoing business.

APPENDIX B

SmartRent, Inc.
2021 Equity Incentive Plan

1.
Establishment, Purpose and term of Plan.
1.1
Establishment. The SmartRent, Inc. 2021 Equity Incentive Plan (the “Plan”) was established effective as of August 24, 2021, the date of the closing of the transactions contemplated by that certain merger agreement entered into by and between SmartRent, Inc., Einstein Merger Corp. I, and Fifth Wall Acquisition Corp. I, following the Plan’s approval by the stockholders of the Company (the “Effective Date”), and subsequently was amended and restated effective as of May 14, 2024, and ___________________, 2026 (the “2026 Amendment Date”).
1.2
Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
1.3
Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the stockholders of the Company.
2.
Definitions and Construction.
2.1
Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)
“Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b)
“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

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(c)
“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f)
“Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g)
“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h)
“Change in Control” means the occurrence of any one or a combination of the following:
(i)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D)

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any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)
an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(gg)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii)
a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)
“Change in Control Period” means, with respect to an Award, unless otherwise set forth in the Award Agreement for such Award or in any other written agreement authorized by the Committee between the Participant and a Participating Company applicable to the Award, the period beginning as of a Change in Control and ending on (and inclusive of) the date that is the one-year anniversary of such Change in Control.
(j)
“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(k)
“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an

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“independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.
(l)
“Company” means SmartRent, Inc., a Delaware corporation, and any successor corporation thereto.
(m)
“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(n)
“Director” means a member of the Board.
(o)
“Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(p)
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(q)
“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)
“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)
Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation

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system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)
If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the Code to the extent applicable.
(t)
“Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
(u)
“Good Reason” has such meaning ascribed to such term in the applicable Award Agreement.
(v)
“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(w)
“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(x)
“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(y)
“Involuntary Termination” means the termination of a Participant’s employment (i) by a Participating Company without Cause (and not due to the Participant’s death or Disability) or (ii) by the Participant for Good Reason, but with respect to this clause (ii), if and only if Good Reason is defined in the applicable Award Agreement for such Participant’s Award.
(z)
“Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(aa)
“Nonemployee Director” means a Director who is not an Employee.

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(bb)
“Nonemployee Director Award” means any Award granted to a Nonemployee Director as compensation for Service as a Nonemployee Director.
(cc)
“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(dd)
“Officer” means any person designated by the Board as an officer of the Company.
(ee)
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(ff)
“Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(gg)
“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(hh)
“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(ii)
“Participant” means any eligible person who has been granted one or more Awards.
(jj)
“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(kk)
“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(ll)
“Performance Award” means an Award of Performance Shares or Performance Units.
(mm)
“Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the Performance Period applicable to such Performance Goal(s).
(nn)
“Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

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(oo)
“Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(pp)
“Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(qq)
“Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(rr)
“Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(ss)
“Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(tt)
“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(uu)
“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(vv)
“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(ww)
“SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(xx)
“Section 409A” means Section 409A of the Code.
(yy)
“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(zz)
“Securities Act” means the Securities Act of 1933, as amended.
(aaa)
“Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any

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military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(bbb)
“Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.3.
(ccc)
“Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).
(ddd)
“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(eee)
“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(fff)
“Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ggg)
“Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.
Administration.
3.1
Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any

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other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2
Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.
3.3
Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4
Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)
to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)
to determine the type of Award granted;
(c)
to determine the Fair Market Value of shares of Stock or other property;
(d)
to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction

9

of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)
to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(f)
to approve one or more forms of Award Agreement;
(g)
to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)
to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)
to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j)
to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5
Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4 or Section 13.
3.6
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the

10

Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.
Shares Subject to Plan.
4.1
Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to forty-four million four hundred thousand (44,400,000) shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2
Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.
4.3
Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash

11

dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
4.4
Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available under this Plan, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5.
Eligibility, Participation and Award Limitations.
5.1
Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2
Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3
Incentive Stock Option Limitations.

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(a)
Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed forty-four million four hundred thousand (44,400,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.
(b)
Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c)
Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.
5.4
Nonemployee Director Award Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Nonemployee Director Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director for Service as a Nonemployee Director during such fiscal year, shall not exceed $1,000,000.
6.
Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

13

6.1
Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.
6.2
Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3
Payment of Exercise Price.
(a)
Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)
Limitations on Forms of Consideration.
(i)
Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The

14

Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii)
Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii)
Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4
Effect of Termination of Service.
(a)
Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i)
Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii)
Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the

15

Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service for any reason other than Cause.
(iii)
Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv)
Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)
Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) or an Award Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5
Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7.
Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such

16

Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1
Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2
Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.
7.3
Exercisability and Term of SARs.
(a)
Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)
Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

17

7.4
Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5
Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.
7.6
Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7
Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8.
Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of

18

shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1
Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2
Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3
Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4
Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
8.5
Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the

19

Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6
Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7
Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8
Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.
Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish.

20

Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1
Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2
Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3
Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4
Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all

21

new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5
Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6
Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
9.7
Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.
Performance Awards.

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Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1
Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2
Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3
Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4
Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a)
Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. The Committee may make appropriate adjustments (whether positive or negative) in the method of calculating Performance Measures for a Performance Period, including (i) to

23

exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Measures; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (ix) to exclude the effects of stock-based compensation or the award of an annual cash incentive under any annual incentive program maintained by the Company; (x) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (xi) to make other appropriate adjustments selected by the Committee. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:
(i)
revenue;
(ii)
sales;
(iii)
expenses;
(iv)
operating income;
(v)
gross margin;
(vi)
operating margin;
(vii)
earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)
pre-tax profit;
(ix)
net operating income;
(x)
net income;
(xi)
economic value added;
(xii)
free cash flow;
(xiii)
operating cash flow;
(xiv)
balance of cash, cash equivalents and marketable securities;

24

(xv)
stock price;
(xvi)
earnings per share;
(xvii)
return on stockholder equity;
(xviii)
return on capital;
(xix)
return on assets;
(xx)
return on investment;
(xxi)
total stockholder return;
(xxii)
employee satisfaction;
(xxiii)
employee retention;
(xxiv)
market share;
(xxv)
customer satisfaction;
(xxvi)
product development;
(xxvii)
research and development expenses;
(xxviii)
completion of an identified special project;
(xxix)
completion of a joint venture or other corporate transaction; and
(xxx)
personal performance objectives established for an individual Participant or group of Participants.

Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.

(b)
Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5
Settlement of Performance Awards.
(a)
Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the

25

resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)
Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c)
Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(d)
Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(e)
Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6
Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject

26

to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7
Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)
Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b)
Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8
Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by

27

will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.
Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1
Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2
Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.3
Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4
Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and sets forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

28

11.5
Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6
Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7
Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.
12.
Standard Forms of Award Agreement.
12.1
Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid

29

and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.
12.2
Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13.
Change in Control.
13.1
Effect of Change in Control on Awards. In the event of a Change in Control, the following terms shall apply:
(a)
Assumption, Substitution or Continuation of Awards. Each outstanding Award shall be assumed, or a substantially equivalent award(s) substituted, by the acquiring or succeeding entity (or affiliate thereof), with any appropriate adjustments as to the number and kind of shares and prices, or continued by the Company, with any appropriate adjustments in accordance with Section 4.3, as determined by the Committee and unless otherwise set forth in an Award Agreement or in any other written agreement authorized by the Committee between the Participant and a Participating Company.
(i)
With respect to each outstanding Award granted on or after the 2026 Amendment Date that is assumed, substituted, or continued as provided in this Section 13.1(a) above, unless otherwise set forth in an Award Agreement or in any other written agreement authorized by the Committee between the Participant and a Participating Company applicable to the Award, if a Participant incurs an Involuntary Termination during the Change in Control Period, then as of the date of such Involuntary Termination, such Award shall become fully vested and, if applicable, exercisable, with performance-based vesting conditions (if any) deemed achieved at 100% of target levels and all other terms and conditions met.
(b)
Awards Not Assumed, Substituted or Continued. Alternatively, in lieu of the treatment described in Section 13.1(a), to the extent an outstanding Award (or portion thereof) will not be assumed, substituted, or continued as provided in Section 13.1(a) and otherwise will terminate, as determined by the Committee, then immediately prior to the consummation of the Change in Control, (A) such Award (or applicable portion thereof) shall become fully vested and, if applicable, exercisable, and (B) any such Award (or applicable portion thereof) that is subject to performance-based vesting conditions shall be deemed to have achieved such conditions at 100% of target levels, in each case, unless specifically provided otherwise under the applicable Award Agreement or in any other written agreement authorized by the Committee between the Participant and a Participating Company.

For purposes of this Section 13, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to purchase or receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change

30

in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the acquiring or succeeding entity (or parent thereof) (the “Acquiror”), the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of an Option or SAR (or similar Award), or payout of the Award (other than an Option, SAR or similar Award), for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Notwithstanding anything in this Section 13.1 to the contrary, and unless otherwise provided under an Award Agreement or other written agreement authorized by the Committee between the Participant and a Participating Company, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if any of such performance goals are modified by the Participating Company or Acquiror (or any affiliate thereof) without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the Acquiror’s (or Company’s, as applicable) post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(c)
Cash-Out of Outstanding Stock-Based Awards. To the extent an outstanding Award (or portion thereof) is not assumed, substituted, or continued as provided in Section 13.1(a), the Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, and either in addition to or in lieu of Section 13.1(b) (as the Committee determines, in its sole discretion), each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.
(d)
Other Terms. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders

31

of the Company's Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code. In taking any of the actions permitted under this Section 13.1, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.
13.2
Effect of Change in Control on Nonemployee Director Awards. Notwithstanding anything to the contrary, subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, substituted or continued pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3
Federal Excise Tax Under Section 4999 of the Code.
(a)
Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b)
Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.
14.
Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such

32

exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.
Compliance with Section 409A.
15.1
Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a)
A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b)
Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2
Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or

33

required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a)
Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b)
Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c)
Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3
Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a)
No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b)
Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c)
No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d)
Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
15.4
Payment of Section 409A Deferred Compensation.
(a)
Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i)
The Participant’s “separation from service” (as defined by Section 409A);

34

(ii)
The Participant’s becoming “disabled” (as defined by Section 409A);
(iii)
The Participant’s death;
(iv)
A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v)
A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi)
The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b)
Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c)
Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d)
Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.
(e)
Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

35

(f)
Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g)
Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
(h)
Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i)
No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16.
Tax Withholding.
16.1
Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal,

36

state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2
Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.
17.
Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.
Miscellaneous Provisions.
18.1
Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at

37

any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2
Forfeiture Events.
(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.
(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3
Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
18.4
Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

38

18.5
Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.
18.6
Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
18.7
Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8
Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
18.9
Beneficiary Designation. Subject to local laws and procedures and if the Company so permits, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10
Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11
No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating

39

Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12
Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13
Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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SMARTRENT, INC. 6811 E. MAYO BLVD., 4TH FLOOR PHOENIX, AZ 85054 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMRT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS V91768-P44848 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SMARTRENT, INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect two Class II Directors to serve until our 2029 annual meeting of stockholders. Nominees: For Withhold 1a. Alison Dean 1b. Frank Martell 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For Against Abstain 3. To approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, including an increase in the number of shares reserved for issuance thereunder NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. SMARTRENT, INC. Annual Meeting of Stockholders May 12, 2026 8:00 AM Arizona Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Frank Martell and John Dorman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of SmartRent, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Arizona Time on May 12, 2026, held virtually at www.virtualshareholdermeeting.com/SMRT2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side